                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
                                                                     [ ]  Confidential, for Use of the
         Check the appropriate box:                                       Commission only (as permitted by
         [X]  Preliminary Proxy Statement                                 Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (check the appropriate box):

         [X]  No fee required
         [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)   Title of each class of securities to which transaction applies:
               Not Applicable
         (2)   Aggregate number of securities to which transaction applies:
               Not Applicable
         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act
               Rule 0-11:
               Not Applicable
         (4)   Proposed maximum aggregate value of transaction:
               Not Applicable
         (5)   Total fee paid:
               Not Applicable
         [ ]   Fee paid previously with preliminary materials
               Not Applicable
         [ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)   Amount Previously Paid:
               Not Applicable
         (2)   Form, Schedule or Registration Statement No.:
               Not Applicable
         (3)   Filing Party:
               Not Applicable
         (4)   Date Filed:
               Not Applicable

                              [SULCUS LETTERHEAD]

October , 1997

Dear Shareholder:

     The Annual Meeting of the Shareholders of our Company will be held at 11:00 a.m. on Friday, November 14, 1997, at the Sheraton Hotel Station Square, 7 Station Square Drive, Pittsburgh, Pennsylvania. The enclosed Notice of Meeting, Proxy Statement and Annual Report contain detailed information about the business to be transacted at the meeting.

     The Board of Directors has nominated the [seven] current Directors whose term of office expires this year to continue to serve as Directors. Amendments to the Articles of Incorporation and By-Laws of the Company with respect to (i) classification of the Board of Directors and (ii) other provisions relating to modification of shareholder voting and Board of Directors removal requirements have been approved by the Board of Directors for consideration at the Annual Meeting. The Board of Directors believes that these amendments are in your best interest and urges you to read carefully the descriptions included in the Proxy Statement before voting. In addition, the Company has adopted an Employee Stock Purchase Plan, a Long-Term Incentive Plan and a Non-Employee Directors' Stock Option Plan, subject to shareholder approval. Approval of the Employee Stock Purchase Plan, the Long-Term Incentive Plan and the Non-Employee Directors' Stock Option Plan each require the affirmative vote of a majority of the shares of Common Stock present or represented, either by proxy or in person, and entitled to vote at the Annual Meeting. You are also being asked to ratify the selection of Crowe, Chizek and Company as the Company's independent auditors for 1997.

     On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card at your earliest convenience so that your shares will be represented at the meeting. If you choose to attend the meeting, you may revoke your proxy and cast your votes in person.

Sincerely,

Robert D. Gries                                    Leon D. Harris
Acting Chairman of the Board                       Chief Executive Officer

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                (FORMERLY KNOWN AS SULCUS COMPUTER CORPORATION)
                              41 NORTH MAIN STREET
                         GREENSBURG, PENNSYLVANIA 15601

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 1997

TO THE SHAREHOLDERS OF SULCUS HOSPITALITY TECHNOLOGIES CORP.:

     The Annual Meeting of the Shareholders of Sulcus Hospitality Technologies Corp. (the "Company") will be held at 11:00 a.m. on Friday, November 14, 1997, at the Sheraton Hotel Station Square, 7 Station Square Drive, Pittsburgh, Pennsylvania, for the following purposes:

     1. To elect [seven] Directors of the Company.

     2. To consider and act upon a proposal concerning the classification of the Board of Directors and related matters, pursuant to which the Articles of Incorporation and By-Laws would be amended.

     3. To consider and act upon a proposal to adopt certain other amendments to the Articles of Incorporation to provide for (i) certain shareholders' voting and/or other requirements concerning the removal of Directors;
        (ii) all shareholder action to be taken at a shareholders' meeting;
        (iii) special meetings to be called by the Board of Directors; and (iv) a specified shareholder vote to alter, repeal or amend the foregoing.

     4. To consider and act upon a proposal to adopt and approve Amended and Restated By-Laws of the Company, which would provide for, among other things, (i) certain shareholders' voting and/or other requirements concerning the removal of Directors; (ii) filling of vacancies on the Board of Directors; (iii) the size of the Board of Directors to be set by a majority of the Directors; (iv) all shareholder action to be taken at a shareholders' meeting; (v) special meetings to be called by the Board of Directors; and (vi) amendment to the By-Laws only by action of at least a majority of the Board of Directors.

     5. To approve the proposed 1997 Sulcus Hospitality Technologies Corp. Employee Stock Purchase Plan.

     6. To approve the proposed 1997 Sulcus Hospitality Technologies Corp. Long-Term Incentive Plan.

     7. To approve the proposed 1997 Sulcus Hospitality Technologies Corp. Non-Employee Directors' Stock Option Plan.

     8. To ratify the selection by the Board of Directors of Crowe, Chizek and Company as the Company's independent auditors for the year ending December 31, 1997.

     9. To act upon such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on September 25, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors

                                          JOHN W. RYBA, Secretary
Greensburg, Pennsylvania
October   , 1997

                             YOUR VOTE IS IMPORTANT

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                (FORMERLY KNOWN AS SULCUS COMPUTER CORPORATION)
                              41 NORTH MAIN STREET
                         GREENSBURG, PENNSYLVANIA 15601

                                PROXY STATEMENT

PROXIES, SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form to be used at the Annual Meeting of Shareholders on November 14, 1997 (the "Annual Meeting"). Properly executed and dated proxies received will be voted in accordance with instructions thereon. If no instructions are given with respect to the matters to be acted upon, the shares of Common Stock, no par value, of the Company ("Common Stock") represented by the proxy will be voted for (i) the election of the nominees for Directors designated below, (ii) the approval of certain amendments to the Company's Articles of Incorporation (the "Articles") and By-Laws (the "By-Laws") to classify the Board of Directors into three classes,
(iii) the approval of certain other amendments to the Articles, (iv) the approval of certain amendments to and a restatement of the By-Laws, (v) the approval of the proposed 1997 Sulcus Hospitality Technologies Corp. Employee Stock Purchase Plan, (vi) the approval of the proposed 1997 Sulcus Hospitality Technologies Corp. Long-Term Incentive Plan (vii) the approval of the proposed 1997 Sulcus Hospitality Technologies Corp. Non-Employee Directors' Stock Option Plan and (viii) for ratification of the appointment of the auditors of the Company. This proxy soliciting material is being first mailed to shareholders on
or about October   , 1997.

     A shareholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The revocation will not be effective until written notice thereof is given to the Secretary of the Company.

     The election of Directors requires a plurality of votes cast; the approval of each of the 1997 Sulcus Hospitality Technologies Corp. Employee Stock Purchase Plan, the 1997 Sulcus Hospitality Technologies Corp. Long-Term Incentive Plan and the 1997 Sulcus Hospitality Technologies Corp. Non-Employee Directors' Stock Option Plan requires the affirmative vote of a majority of the votes present or represented, in person or by proxy, and entitled to vote at the Annual Meeting; and the approval of the amendments to the Articles and the By-Laws, as well as the ratification of the appointment of Crowe, Chizek and Company as the Company's auditors, requires the affirmative vote of a majority of votes cast, at a meeting at which the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting but will not be included in determining the number of votes cast.

     The cost of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be
paid for such solicitation. The Company has retained                       to
solicit proxies on behalf of the Board of Directors for a fee of $          ,
plus reimbursement of out-of-pocket expenses. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

     As of September 25, 1997 (the "Record Date"), the Company had 16,759,673 shares of Common Stock outstanding and entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. When voting for the election of Directors, no shareholder is entitled to vote his or her shares cumulatively.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The persons named in the accompanying proxy will vote for the election of the nominees named below as Directors, unless otherwise directed by the shareholders giving proxies, as follows:

          1. If the proposal described below in this Proxy Statement under the caption "CLASSIFICATION OF THE BOARD OF DIRECTORS" is approved and the
     nominees are elected,                and                will be elected for
     an initial term expiring at the 1998 Annual Meeting of Shareholders,
                    and                will be elected for an initial term
     expiring at the 1999 Annual Meeting of Shareholders, and                ,
                    and                will be elected to serve for an initial
     term expiring at the 2000 Annual Meeting of Shareholders, and, in all cases, until their respective successors are duly elected and qualified; or

          2. If such proposal is not approved, all of those Directors elected will serve until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     All of the nominees are current Directors and all have consented to be named and to serve if elected. The By-Laws provide that the Board of Directors shall fix the number of directors (up to seven in number). If, for any reason, a nominee should be unable to serve as Director at the time of the meeting, a contingency which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. The election of the nominees to the Board of Directors will be determined based on a plurality of votes cast provided the holders of a majority of all shares of the Common Stock entitled to notice of and to vote at the meeting are present by proxy or in person.

     David H. Adler, age 53, was appointed a Director of the Company in August 1993. Mr. Adler has been Chief Executive Officer and majority shareholder of a group of privately-owned companies since 1985, including the Adler Financial Group, David H. Adler Real Estate Enterprises and PEBECO (Pennsylvania Bedding Incorporated) of Scranton, Pennsylvania, a manufacturer of King Koil and other private labeled mattresses and sleep products.

     David W. Berkus, age 56, was appointed a Director of the Company in August 1997. For the past four years, Mr. Berkus has been the Principal of Berkus Technology Ventures, a venture capital company that invests in software-based businesses. From 1990 to 1993, Mr. Berkus was President of [the Computerized Lodging Systems Division of] MAI Systems, Inc., [a hospitality technology company.] Mr. Berkus also serves as a member of the board of directors of each of Durand Communications, Inc., Hotelware Corporation, Sonic Desktop Software, Inc., C. View Technologies, Inc., Certak Corporation and Apogee Broadcasting Corporation, all of which are privately owned companies.

     Robert D. Gries, age 68, has been a Director of the Company since 1983. He became the Acting Chairman of the Board of Directors on March 3, 1997. Since 1964, Mr. Gries has been President of the Gries Companies, which engages in venture capital financing. From 1966 to 1995, he was Vice President, director and a principal shareholder of the Cleveland Browns Football Company, Inc., a National Football League team.

     Leon D. Harris, age 59, was appointed a Director of the Company in November 1996 and Chief Executive Officer on March 3, 1997. Since August 1993, he has been President of Physalia Corporation, a consulting group functioning in the computer systems/technology market. From 1985 to 1993, Mr. Harris was President and Chief Executive Officer of Olivetti USA, the American subsidiary of Olivetti Group SpA, an Italian office equipment and systems company.

     [Background information regarding three additional director nominees to come.]

BOARD OF DIRECTORS' AND COMMITTEE MEETINGS

     The Board of Directors met six (6) times during the year ended December 31, 1996. Each of the Directors attended at least 75% of the aggregate number of Board of Directors' and Committee meetings of which he was a member during 1996, with the exception of Mr. Harris who was elected to the Board of Directors in November 1996, Mr. Berkus who was elected to the Board of Directors in August 1997, and Messrs.

               ,                and                , who were each elected to
the Board of Directors in [October 1997].

     Nominating Committee.  During 1996, the Company did not have a Nominating
Committee; a Nominating Committee was appointed on October   , 1997. The
Nominating Committee's primary function is to advise the Board of Directors as to nominees for election thereto. The current members of the Nominating Committee are Messrs. Gries and Harris.

     Compensation Committee.  During 1996, the Company did not have a
Compensation Committee; a Compensation Committee was appointed on October   ,
1997. The primary function of the Compensation Committee is to review the compensation arrangements of the Company's Chief Executive Officer. The current members of the Compensation Committee are Messrs. Adler and Gries.

     Audit Committee. The Board of Directors has an Audit Committee which reviews financial and audit issues, the scope and plan of the annual audit, reviews the audit results and reports thereon, and makes recommendations regarding the Company's independent auditors and the Company's internal accounting practices and policies. The Company's Audit Committee sits for a term of one year. The Audit Committee, composed of Directors who are not officers or employees of the Company ("Outside Directors"), is appointed each year following the Annual Meeting of the Shareholders. Messrs. Adler and Gries currently serve on the Audit Committee. The Audit Committee met five times during 1996.

     Stock Option Committee. The Company has a Stock Option Committee, the primary functions of which are to administer the Company's individual grants of stock options, and the Company's 1997 Employee Stock Purchase Plan [and 1997
Long-Term Incentive Plan]. The Stock Option Committee met        times during
1996. The current members of the Stock Option Committee are Messrs. Adler and Gries.

COMPENSATION OF DIRECTORS

     Outside Directors do not receive cash compensation; they are reimbursed for their direct expenses incurred in attending a meeting. In addition, pursuant to the Company's Amended and Restated 1991 Stock Option Plan for Directors (the "1991 Directors Plan"), the Company has reserved 1,000,000 shares of its Common Stock for grants to Directors (excluding Directors who are officers or employees) of the Company or any of its subsidiaries. A committee is charged with authority to administer the 1991 Directors Plan, to award options, determine the option exercise price (at a price not less than the fair market value of the Common Stock when granted) and fix the vesting schedule and other terms thereof. Jeffrey S. Ratner and one other executive officer served on this committee during fiscal year 1996. During fiscal year 1996, options to purchase 75,000 shares of Common Stock and 50,000 shares of Common Stock, respectively, were awarded under the 1991 Directors Plan to David H. Adler and Leon D. Harris, respectively, at an exercise price of $1.9375 per share and $2.1875 per share, respectively. Options to purchase 25% of such shares vested immediately upon grant, with the remaining 75% vesting in 25% increments over the following three years.

                                   PROPOSAL 2

                    CLASSIFICATION OF THE BOARD OF DIRECTORS

GENERAL

     The Company's Board of Directors has determined that it is advisable to classify the Board of Directors into three classes, each of which, after a two-year phase-in period, will serve for three years, with one class being elected each year, and has voted to recommend that the Company's shareholders adopt certain amendments to the Company's Articles and By-Laws in order to classify the Board of Directors as described in this Proxy Statement.

     If approved by the shareholders at the Annual Meeting, the amendments to classify the Board of Directors, insofar as they amend the Articles, will become effective upon the filing of a certificate of amendment with the Secretary of the Commonwealth of Pennsylvania, which is expected to be made shortly following adoption of the amendments. If they are approved by the shareholders at the Annual Meeting, the amendments to classify the Board of Directors, insofar as they amend the By-Laws, will become effective at the same time as the amendments to the Articles.

     The Board of Directors believes that the amendments to classify the Board of Directors, taken together with the proposed amendments described below under PROPOSAL 3 (collectively, the "Amendments"), will effectively reduce the possibility that a third party could effect a change in majority control of the Board of Directors without the support of the incumbent Board of Directors. However, classification of the Board of Directors may have significant effects on the ability of shareholders to effect immediate changes in the composition of the Board of Directors. Shareholders should read carefully the following portions of this section of this Proxy Statement and the Exhibits hereto.

PURPOSES AND EFFECTS OF THE AMENDMENTS

     The Board of Directors of the Company is asking shareholders to adopt the Amendments in order to discourage certain types of transactions which involve an actual or threatened change of control of the Company. The Amendments are designed to ensure a deliberate and considered process in connection with a change of majority control of the Board of Directors without its consent and reduce the vulnerability of the Company to an unsolicited takeover proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board of Directors believes that the Amendments will serve to encourage any person intending to attempt such a takeover to negotiate with the Board of Directors. Thus, the Board of Directors will be better able to protect the interests of all shareholders.

     Classification of the Board of Directors will make it more difficult to effect an immediate change in, and otherwise to affect, through the voting power of the capital stock of the Company entitled to vote generally in the election of directors ("Voting Stock"), the composition of the Board of Directors. At least two shareholder meetings, instead of one, will generally be required to effect a change in the majority control of the Board of Directors. Although, since the Company became a publicly held company in 1984, no problems have been experienced with respect to the continuity and stability of the Board of Directors, management or corporate policies, the Board of Directors believes that the longer time required to elect a majority of a classified Board of Directors will also help to assure such continuity and stability in the future, since a majority of the directors at any given time will have prior experience as members of the Board of Directors.

     The Articles do not permit cumulative voting in the election of directors. The Pennsylvania Business Corporation Law (the "PBCL") provides that a plurality of the votes cast in any election of directors shall elect directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of the Common Stock can elect all of the Directors being elected at any annual or special meeting of the Company's shareholders. However, the classification of the Board of Directors pursuant to the Amendments will apply to every election of directors, whether or not a change in control of the Company has occurred or the holders of a majority of the voting power of the Voting Stock desire to change the Board of Directors.

     For additional information regarding the purposes and effects of these and other proposed amendments to the Articles and By-Laws, see "PROPOSAL 3, ADOPTION OF CERTAIN AMENDMENTS TO ARTICLES--Purposes and Effects of the Amendments." For information with respect to the ownership of shares (including shares issuable upon exercise of stock options) of Common Stock by Directors and officers, see "SECURITY OWNERSHIP" and "EXECUTIVE COMPENSATION."

DESCRIPTION OF THE AMENDMENTS

     THE FULL TEXTS OF THE AMENDMENTS, AS THEY RELATE TO THE ARTICLES AND THE BY-LAWS, ARE ATTACHED TO THIS PROXY STATEMENT AS EXHIBITS A-1 AND B, RESPECTIVELY. THE FOLLOWING DESCRIPTION OF THE AMENDMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBITS A-1 AND B.

     The By-Laws currently provide that all Directors are elected to the Company's Board of Directors annually for a term of one year. The Amendments provide that the Board of Directors shall be divided into three classes of directors. If the Amendments are adopted, it is expected that, at the Annual Meeting, two directors will be elected for a term expiring at the 1998 Annual Meeting of Shareholders, two directors will be elected for a term expiring at the 1999 Annual Meeting of Shareholders and the remaining three directors will be elected for a term expiring at the 2000 Annual Meeting of Shareholders (and, in all cases, until their respective successors are duly elected and qualified). Starting with the 1998 Annual Meeting of Shareholders, one class of directors will be elected each year for a three-year term. For information regarding the nominees for election as Directors at the Annual Meeting and the class of directors in which each will initially serve if the Amendments are adopted, see "ELECTION OF DIRECTORS."

VOTE REQUIRED FOR ADOPTION OF AMENDMENTS

     The affirmative vote of the holders of a majority of the votes cast of the Company's Common Stock entitled to vote at the Annual Meeting, at which a quorum must be present, is required to adopt the amendments to classify the Company's Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL CONCERNING CLASSIFICATION OF THE BOARD OF DIRECTORS.

                                   PROPOSAL 3

                   ADOPTION OF CERTAIN AMENDMENTS TO ARTICLES

GENERAL

     The Company's Board of Directors has determined that certain amendments to the Company's Articles ("Articles Amendments") and to the By-Laws ("Restated By-Laws") (see "PROPOSAL 4, APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF BY-LAWS") are advisable and has voted to recommend that the Company's shareholders adopt the amendments. The amendments are collectively, with those amendments described under Proposal 2 above, referred to as the "Amendments." In general, the Articles Amendments: (1) provide that directors may be removed only for cause and only with the approval of the holders of at least 80% of the Voting Stock; (2) provide that the Board of Directors is authorized to alter, amend or repeal the By-Laws; (3) require that shareholder action be taken at an annual or special meeting of shareholders and prohibit shareholder action by written consent; (4) provide that special meetings of shareholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors; and (5) require an 80% affirmative shareholder vote to alter, amend or repeal the foregoing provisions.

     If they are approved by the shareholders at the Annual Meeting, the Articles Amendments will become effective upon the filing of a certificate of amendment with the Secretary of the Commonwealth of Pennsylvania, which is expected to be made shortly following adoption of the Articles Amendments.

     The Articles Amendments are being presented to shareholders for their adoption as a single proposal. As more fully discussed below, the Board of Directors believes that the Amendments, taken together, will effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Board of Directors without the support of the incumbent Board of Directors. However, the Amendments may have significant effects on the ability of shareholders to effect immediate changes in the composition of the Board of Directors and otherwise to exercise their voting power to affect such composition and in certain other respects. Therefore, shareholders should read carefully the following portions of this section of this Proxy Statement and Exhibits A-1, A-2 and B hereto.

PURPOSES AND EFFECTS OF THE AMENDMENTS

     The Board of Directors of the Company is asking shareholders to adopt the Amendments under Proposals 2, 3 and 4 in order to discourage certain types of transactions which involve an actual or threatened change of control of the Company. The Amendments are designed to make it more time-consuming to change majority control of the Board of Directors without its consent and thus to reduce the vulnerability of the Company to an unsolicited takeover proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board of Directors believes that the Amendments will serve to encourage any person intending to attempt such a takeover to negotiate with the Board of Directors. Thus, the Board of Directors will be better able to protect the interests of all shareholders.

     There has been a trend toward the accumulation of substantial stock positions in public companies by third parties as a prelude to proposing a takeover, a restructuring or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by the third party without advance notice to or consultation with the company's board of directors. In many cases, the purchaser seeks representation on the company's board of directors in order to increase the likelihood that its proposal will be implemented by the company. If the company resists the third party's efforts to obtain representation on the board of directors, the purchaser may commence a proxy contest to have itself or its nominees elected to the board of directors in place of certain directors, or the entire board of directors. In some cases, the purchaser may not truly be interested in taking over the company, but uses the threat of a proxy fight and/or a bid to take over the company as a means of forcing the company to repurchase such purchaser's equity position at a substantial premium over market price.

     The Board of Directors believes that if such a purchaser acquired a significant or controlling interest in the Voting Stock, then its ability to remove the entire Board of Directors without its consent would severely curtail the Company's ability to negotiate effectively with the purchaser. The threat of removal would deprive the Board of Directors of the time and information necessary to evaluate the takeover proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction involving the Company. If the real purpose of the purchases were to enable the purchaser to make (or threaten) a takeover bid in order to force the Company to repurchase the purchaser's accumulated stock interest at a premium price, and if the Company did not do so, then it would face the risk of its business and management being disrupted, perhaps irreparably. In addition, such a repurchase would divert valuable corporate resources to the benefit of a single shareholder.

     Takeovers or changes in the board of directors of a company which are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and its shareholders. However, the Board of Directors feels that the benefits of seeking to protect the Company's ability to negotiate effectively, through directors who have previously been elected by the shareholders as a whole and are familiar with the Company, with the proponent of an unfriendly or unsolicited proposal to effect a partial takeover of, or to restructure, the Company outweigh any disadvantages of discouraging such proposals.

     The Amendments will make more difficult or discourage a proxy contest, the assumption of control by a holder of a substantial block of the Voting Stock, or the removal of the incumbent Board of Directors and could therefore increase the likelihood that incumbent directors will retain their positions.

     Pennsylvania has a comprehensive set of shareholder protection laws (the "Pennsylvania Laws"). In general, the Pennsylvania Laws aid a Pennsylvania corporation in defending itself against a hostile takeover, and protect shareholders of a Pennsylvania corporation, by requiring (a) notice from a shareholder of the shareholder's intent to acquire certain levels of share ownership considered to be "controlling," and (b) procedures which create a delay in the acquisition process, including, in many instances, shareholder approval (frequently of a "super-majority") prior to the consummation of a transaction. The Pennsylvania Laws also protect shareholder values by requiring that a certain minimum "fair value" (the calculation of which is set forth in the applicable statute) be paid to "disinterested" shareholders in a transaction between a Pennsylvania corporation and a shareholder of that corporation.

     The Amendments, together with the Pennsylvania Laws, will help ensure that the Board of Directors, if confronted by a surprise proposal from a third party which has acquired a block of Voting Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to seek a premium price for the shareholders. In addition, the Amendments, in conjunction with the Pennsylvania Laws, will help ensure that holders of the Voting Stock are similarly treated in a multi-step acquisition.

     The Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Board of Directors. The Amendments could also have the effect of discouraging a third party from making a partial tender offer (including an offer at a substantial premium over the then-prevailing market value of the Voting Stock), or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. In addition, since the Amendments are designed to discourage accumulations of large blocks of the Voting Stock by purchasers whose objective is to have such Voting Stock repurchased by the Company at a premium, adoption of the Amendments could tend to reduce the temporary fluctuations in the market price of the Voting Stock which are caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

     For information with respect to the ownership of shares (including shares issuable upon exercise of stock options) of Common Stock by Directors and officers, see "SECURITY OWNERSHIP" and "EXECUTIVE COMPENSATION."

DESCRIPTION OF THE ARTICLES AMENDMENTS

     THE FULL TEXTS OF THE ARTICLES AMENDMENTS ARE ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A-2. THE FOLLOWING DESCRIPTION OF THE ARTICLES AMENDMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT A-2.

     Removal of Directors. The By-Laws currently provide that the Directors are subject to removal, with or without cause, by a majority vote of the shareholders that would be entitled to vote at any annual election of directors. The Articles Amendments and the Restated By-Laws provide that a Director, or the entire Board of Directors, may be removed by the shareholders only for cause (the meaning of which will have to be tested on a case-by-case basis). The Articles Amendments and the Restated By-Laws also provide that the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, will be required to remove a Director, or the entire Board of Directors, from office.

     The foregoing provisions of the Amendments relating to the removal of directors, together with the provisions of the Restated By-Laws relating to the filling of vacancies on the Board of Directors, will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by removal with his own nominees. See "PROPOSAL 4, APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF BY-LAWS--Description of Certain Restated By-Laws--Filling Vacancies on the Board of Directors."

     Size of the Board of Directors. The Articles Amendments expressly authorize the Board of Directors to make, alter, amend or repeal the By-Laws. The Restated By-Laws would allow the By-Laws to be altered, amended, added to or repealed only by a majority vote of all of the members of the Board of Directors at any regular or special meeting; therefore, pursuant to the Amendments, shareholders will not be permitted to fix the number of directors. These Amendments, together with the provisions summarized below under "Increased Shareholder Vote for Alteration, Amendment or Repeal of Amendments," will prevent a majority shareholder from obtaining control of the Board of Directors simply by exercising his voting power to increase the number of authorized Directors and filling the vacancies thereby created with his own nominees. Such a shareholder will not be able to force an increase in the size of the Board of Directors except by action of the Board of Directors taken at such time, if any, as his nominees constitute a majority of the entire Board of Directors.

     Prohibition against Shareholder Action by Written Consent and against Shareholders Calling Special Meetings. Pursuant to the PBCL, unless otherwise restricted in a Pennsylvania company's bylaws, any action required or permitted to be taken by the shareholders of the company may be taken without a meeting if, prior or subsequent to the action, a consent thereto by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the Secretary of the company. The By-Laws currently do not restrict action by written consent. The Articles Amendments and the Restated By-Laws require that shareholder action be taken at an annual or special meeting of shareholders and prohibit shareholder action by written consent.

     The By-Laws currently provide that special meetings of the shareholders may be called by the Chief Executive Officer, the Board of Directors or by shareholders representing two-thirds of the shares issued and entitled to vote. Pursuant to the Articles Amendments and the Restated By-Laws, shareholders will not be permitted to call a special meeting of shareholders. Only the Board of Directors, pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), will be able to call such a meeting.

     The provisions of the Amendments prohibiting shareholder action by consent will give all the shareholders of the Company the opportunity to participate in determining any proposed action and will prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take shareholder action. Moreover, a majority shareholder will be unable to compel shareholder consideration of any proposal, over the opposition of the Board of Directors, by calling a special meeting of shareholders; such a shareholder will not be able to force a shareholder meeting except by action of the Board of Directors taken at such time, if any, as its nominees constitute a majority of the total number of authorized Directors.

     Increased Shareholder Vote for Alteration, Amendment or Repeal of Articles Amendments. Under the PBCL, amendments to the Articles require the approval of the holders of a majority of the outstanding stock entitled to vote thereon and of a majority of the outstanding stock of each class entitled to vote thereon as a class. The PBCL also permits provisions in the Articles which require a greater vote than the vote otherwise required by law for any corporate action. As permitted by PBCL, the Articles Amendments require the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, for the alteration, amendment or repeal of the Articles Amendments (including the requirement therein for such 80% vote). This required vote would be in addition to any separate class vote that might in the future be accorded by the Board of Directors to any class or series of the Voting Stock which might be outstanding at the time any such alteration, amendment or repeal were submitted to the shareholders.

     The requirement of an increased shareholder vote on alteration, amendment or repeal will give minority shareholders a veto power over any changes to the Articles Amendments even if the Board of Directors or a majority of the shareholders favored such changes. However, such requirement will prevent a shareholder with a majority of the voting power of the Voting Stock from avoiding the requirements of the Amendments by simply repealing them.

VOTE REQUIRED FOR ADOPTION OF ARTICLES AMENDMENTS

     The affirmative vote of the holders of a majority of the votes cast of the Company's common stock entitled to vote at the Annual Meeting, at which a quorum must be present, is required to adopt the Articles Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL CONCERNING CERTAIN AMENDMENTS TO THE COMPANY'S ARTICLES.

                                   PROPOSAL 4

              APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF BY-LAWS

PURPOSE FOR AMENDING AND RESTATING THE BY-LAWS

     The PBCL provides that a company's bylaws may contain any provisions for managing the business and regulating the affairs of the company not inconsistent with law or the articles of incorporation. If the Amendments described above in Proposal 2 and Proposal 3 are adopted, it will be necessary to amend the By-Laws so as not to allow any inconsistencies between the Articles and By-Laws to result. In addition, the Board of Directors believes it is advisable to restate the By-Laws to ensure that the By-Laws are consistent with the PBCL as currently in existence. The By-Laws were last amended in March 1982, while the PBCL was substantially revised in 1988.

DESCRIPTION OF CERTAIN RESTATED BY-LAWS

     For a description of the Amendments proposed in this Proxy Statement that may affect (and, as a result, require substantive amendment to) the By-Laws, see "PROPOSAL 2, ADOPTION OF AMENDMENTS TO CLASSIFY THE BOARD OF DIRECTORS" and "PROPOSAL 3, ADOPTION OF CERTAIN AMENDMENTS TO ARTICLES." The amendments to the By-Laws that would be included in the Restated By-Laws, if approved by the shareholders, and that may affect the rights of shareholders are described below. In general, such amendments: (1) provide that directors may be removed only for cause and only with the approval of the holders of at least 80% of the Voting Stock; (2) provide that any vacancy on the Board of Directors may be filled only by the remaining directors then in office, though less than a quorum; (3) provide that the size of the Board of Directors shall be determined from time to time exclusively by a majority of the entire Board of Directors;
(4) require that shareholder action be taken at an annual or special meeting of shareholders and prohibit shareholder action by written consent; (5) provide that special meetings of shareholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors; and (6) provide that the By-Laws may be made, altered, amended or repealed only by a majority vote of all of the members of the Board of Directors.

     THE FULL TEXT OF THE RESTATED BY-LAWS IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT B. THE DESCRIPTIONS OF THE AMENDMENTS SET FORTH BELOW ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO EXHIBIT B.

     Shareholders should refer to Proposal 3 for a detailed description of the purposes and effects of the amendments. If they are approved by the shareholders at the Annual Meeting, the Restated By-Laws will become effective at the same time as the Articles Amendments.

     Removal of Directors. The By-Laws currently provide that the Directors are subject to removal, with or without cause, by a majority vote of the shareholders that would be entitled to vote at any annual election of directors. The Articles Amendments and the Restated By-Laws provide that a Director, or the entire Board of Directors, may be removed by the shareholders only for cause (the meaning of which will have to be tested on a case-by-case basis). The Amendments also provide that the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, will be required to remove a Director, or the entire Board of Directors, from office.

     Filling Vacancies on the Board of Directors. The By-Laws currently provide that a director may be elected to fill a vacancy on the Board of Directors, including a vacancy created by an increase in the authorized number of directors, by a majority of the directors then in office, though less than a quorum, and that the newly-elected director shall serve until the next annual meeting of shareholders. The Restated By-Laws retain the provision that a vacancy on the Board of Directors occurring during the course of the year, including a vacancy created by an increase in the number of directors or by death, resignation, retirement, disqualification, removal from office, or other cause, may be filled by the remaining directors. In addition, the Restated By-Laws provide that any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred.

     Size of the Board of Directors. The PBCL provides that the number of directors of a company shall be set forth in its bylaws. The By-Laws currently provide that the number of directors shall be not less than 1 nor more than 7. The By-Laws further provide that the By-Laws may be altered, amended, added to or repealed by the vote of a majority of the shareholders entitled to vote. The Restated By-Laws would allow By-Laws to be made, altered, amended or repealed only by a majority vote of all of the members of the Board of Directors at any regular or special meeting; therefore, as described under Proposal 3 above, pursuant to the Articles Amendments and the Restated By-Laws, shareholders will not be permitted to fix the number of directors, which could otherwise enable a majority shareholder to obtain control of the Board of Directors simply by exercising his voting power to enlarge the number of authorized Directors and filling the vacancies thereby created with his own nominees.

     Prohibition against Shareholder Action by Written Consent and against Shareholders Calling Special Meetings. As described under Proposal 3, the By-Laws currently do not restrict action by written consent. The Articles Amendments and the Restated By-Laws require that shareholder action be taken at an annual or special meeting of shareholders and prohibit shareholder action by written consent.

     In addition, the By-Laws currently provide that special meetings of the shareholders may be called by the Chief Executive Officer, the Board of Directors or by shareholders representing two-thirds of the shares issued and entitled to vote. Pursuant to the Articles Amendments and the Restated By-Laws, shareholders will not be permitted to call a special meeting of shareholders. Only the Board of Directors, pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), will be able to call such a meeting. See "PROPOSAL 3, ADOPTION OF CERTAIN AMENDMENTS TO ARTICLES--Description of the Articles Amendments--Prohibition against Shareholder Action by Written Consent and against Shareholders Calling Special Meetings" for a description of the effect of these proposed Amendments.

     Amendment of By-Laws. The By-Laws currently provide that the By-Laws may be altered, amended, added to or repealed by the vote of a majority of the shareholders entitled to vote. The Restated By-Laws would allow By-Laws to be made, altered, amended or repealed only by the vote of at least a majority of all of the members of the Board of Directors at any regular or special meeting. This change will, as described above, aid in preventing a majority shareholder from obtaining control of the Board of Directors simply by exercising his voting power to enlarge the number of authorized Directors (which, in accordance with the PBCL, is to be set forth in the By-Laws) and filling the vacancies thereby created with his own nominees. Such a shareholder will not be able to force an increase in the size of the Board of Directors except by action of the Board of Directors taken at such time, if any, as his nominees constitute a majority of the entire Board of Directors. In addition, because a corporation's by-laws are intended to be the document under which the directors and officers of a corporation are directed to manage the corporation, the Board of Directors believes that removing the requirement of shareholder approval in order to amend the By-Laws will allow the Directors and officers of the Company to manage the day-to-day affairs of the Company more efficiently since certain changes to the By-Laws will not then require waiting for an annual or special meeting of the shareholders to be called and held. Shareholders should note that the provisions of the By-Laws that are proposed to be amended and that affect rights of shareholders will also be added to the Articles; therefore, any further modification of those provisions will require shareholder approval.

VOTE REQUIRED FOR APPROVAL OF RESTATED BY-LAWS

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is required to adopt the amendments to, and restatement of, the By-Laws.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL CONCERNING AMENDING AND RESTATING THE BY-LAWS.

                                   PROPOSAL 5

          APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN

     On October   , 1997, the Company adopted the 1997 Sulcus Hospitality
Technologies, Corp. Employee Stock Purchase Plan (the "Sulcus ESPP"), effective
as of October   , 1997 (the "Effective Date"), subject to shareholder approval.

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

     A summary of the Sulcus ESPP is set forth below. This summary is qualified in its entirety by reference to the full text of the Sulcus ESPP, which is attached to this Proxy Statement as Exhibit C.

     Purpose. The purpose of the Sulcus ESPP is to encourage eligible employees of the Company to acquire or increase their personal equity interest in the Company by the purchase of Common Stock.

     Administration. The Sulcus ESPP will be administered by the Stock Option Committee of the Board of Directors (the "Administrator"). The Administrator has the power to construe and interpret the Sulcus ESPP, to designate which subsidiaries' employees will be eligible to participate in the Sulcus ESPP, and to adopt and amend such rules and regulations for the administration of the Sulcus ESPP as it may deem desirable. The Administrator may select from time to time a person or persons, who may be officers or employees of the Company, to operate the Sulcus ESPP, perform the day-to-day administration of the Sulcus ESPP, and maintain records of the Sulcus ESPP.

     Eligibility. All employees of the Company who have been so employed for at least twelve consecutive months are eligible to participate in the Sulcus ESPP, except for employees owning or holding options to acquire 5% or more of the value or voting power of all outstanding shares of all classes of stock of the Company; employees who are customarily employed by the Company for less than 20 hours per week or 5 months in any calendar year; and employees who are prohibited from participating in the Sulcus ESPP by law. Approximately 400 employees of the Company will be eligible to participate in the Sulcus ESPP as
of October   , 1997.

     Grant, Exercise and Expiration. Each eligible employee who timely elects to participate in the Sulcus ESPP will be granted an option to purchase through accumulated payroll deductions shares of Common Stock. Options will be granted
to participating employees on October   , 1997, and on each succeeding January 1
and July 1, until no shares of Common Stock are available for purposes of the Sulcus ESPP or until the Board of Directors terminates the Sulcus ESPP, whichever occurs first.

     Each option granted on October   , 1997, will be automatically exercised on
December 31, 1997, with respect to all other grants, each option will be automatically exercised on June 30 (if the grant date was January 1) and December 31 (if the grant date was July 1). Any date on which an option to purchase Common Stock is exercisable is referred to as an "Exercise Date."

     Enrollment. An eligible employee may elect to become a participant in the Sulcus ESPP by authorizing a regular payroll deduction from the employee's paycheck to be applied to the purchase of Common Stock. A participant's request authorizing a payroll deduction will remain effective for
the period from October   , 1997 to December 31, 1997, or, if the employee has
not yet enrolled, for one January 1-to-June 30 period (or one July 1-to-December 31 period if the employee enrolls on July 1), and each subsequent payroll period. A participant's payroll deduction may be in any whole percentage from 1% to 10% of the participant's compensation payable each pay period. A participant may not make cash contributions or payments to the Sulcus ESPP. A book account will be established for each participant, to which the participant's payroll deductions will be credited, until these amounts are either withdrawn, distributed or used to purchase Common Stock, as described below. No interest will be credited on these cash amounts.

     A participant may change his or her authorized payroll deduction to zero at any time without withdrawing from the Sulcus ESPP, in which case his or her accumulated deductions will be applied to purchase shares of Common Stock on the applicable Exercise Date. However, a participant who has changed his or her payroll deduction authorization to zero before July 1 may, under certain circumstances, elect to resume such payroll deductions on July 1 at the same percentage of compensation that was deducted before the participant changed his or her payroll deductions to zero. A participant may not make more than one election to resume payroll deductions during any January 1-to-June 30 period (or July 1-to-December 31 period if the participant enrolled on July 1).

     A participant may elect to withdraw from participation in the Sulcus ESPP at any time, subject to any notice or other procedural requirements imposed by the Administrator.

     Number of Shares That May Be Purchased. An option granted to an employee under the Sulcus ESPP will give such employee the right to purchase, on any Exercise Date occurring during the term of the option, the number of whole shares of Common Stock which may be purchased with such employee's accumulated payroll deductions as of that Exercise Date at the applicable purchase price; provided, however, that no option granted on January 1 or July 1 will give an employee the right to purchase shares for an aggregate purchase price in excess of ten percent (10%) of the employee's eligible compensation during the January 1-to-June 30 or July 1-to-December 31 period in which the option was granted. In addition, no employee may be granted an option under the Sulcus ESPP (or any other plan of the Company which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code")) which would permit the employee to purchase stock under the Sulcus ESPP (or such other Section 423 plan) in any calendar year with a fair market value (determined as of the time such option is granted) in excess of $25,000.

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Sulcus ESPP is 500,000 shares. In the event of a stock dividend, recapitalization, stock split, merger or similar transaction, the number, kind and/or purchase price of the shares of Common Stock available for purchase under the Sulcus ESPP shall be adjusted, as appropriate.

     Exercise Price. The exercise price per share of Common Stock under the Sulcus ESPP as of any Exercise Date is 85% of the lower of (a) the fair market value of a share of Common Stock on the offering commencement date, or (b) the fair market value of a share of Common Stock on the applicable offering termination date. The fair market value of shares of Common Stock for this purpose will be the closing price on the American Stock Exchange on the date for which a determination of fair market value is made, or if that date is not a trading date, the next prior trading date.

     Termination of Employment. A participant's termination of employment prior to the exercise of an outstanding option held by such participant will cause an immediate cancellation of such option, and the Company will distribute the participant's accumulated payroll deductions to the participant in cash as soon as administratively feasible.

     Current Market Price of Common Stock.  On October   , 1997, the closing
price of shares of Common Stock as reported on the American Stock Exchange was
$          per share.

     Federal Income Tax Considerations. Under Section 423(a) of the Code, the transfer of a share of Common Stock to an employee pursuant to the Sulcus ESPP will be entitled to the benefits of Section 421(a) of the Code. Under that Section, an employee will not be required to recognize income at the time the option is granted or at the time the option is exercised. If, as currently contemplated by the Sulcus ESPP, the option price applicable to any offering made under the Sulcus ESPP is less than the fair market value of the Common Stock on the date of grant, then, provided the holding periods described below are met, upon the disposition of the shares of Common Stock by the employee (or in the event of the death of the employee while owning such Common Stock whether or not the holding period requirements are met), the employee will recognize compensation income (taxed as ordinary income) in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock at the time of such disposition or death over the amount paid for the Common Stock (i.e., the option price); or (ii) the excess of the fair market value of the Common Stock on the date the option is granted over the option price (determined as of the date the option is granted). The amount recognized as ordinary compensation income will increase the employee's basis in such shares. Any additional gain or any loss resulting from the disposition will be taxed as long-term capital gain or loss. The Company will not be entitled to any deduction with respect to the Sulcus ESPP, except in connection with a disqualifying disposition as discussed below.

     In order for an employee to receive the favorable tax treatment provided in
Section 421(a) of the Code, Section 423(a) requires that the employee make no disposition of the Common Stock within two years from the date the option was granted nor within one year from the date the option was exercised and the Common Stock transferred to him. If an employee disposes of Common Stock acquired pursuant to the Sulcus ESPP before the expiration of these holding period requirements, the employee will recognize, at the time of the disposition, ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date the Common Stock was purchased (i.e., the date the option was exercised) over the option price. Notwithstanding the foregoing, if the employee is subject to Section 16 of the Exchange Act at the time of the disqualifying disposition, the acquisition date of the shares and the time of recognition of income will be postponed, unless the employee elects to be taxed immediately. In addition, the amount of income recognized will be the difference between the option price and the fair market value of such shares at the end of the postponement period (rather than at the date of exercise). The amount recognized as ordinary compensation income will increase the employee's tax basis in such shares. Any gain or loss resulting from the disposition (i.e., the difference between the amount received by the employee and the employee's basis in the transferred shares) will be taxed as capital gain or loss. At the time of the disposition, the Company would be allowed a deduction equal to the amount included in the employee's income as ordinary compensation income.

     Amendment or Termination. The Board of Directors may amend or terminate the Sulcus ESPP to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code, or for any other reasons, provided that no amendment or termination may adversely affect the rights of any participant with respect to any grant previously made unless required by law, nor may any amendment increase the number of shares of Common Stock authorized for sale under the Sulcus ESPP without the approval of the shareholders of the Company. The Administrator may amend the Sulcus ESPP, subject to the foregoing proviso, in order to facilitate its tax-effective use for non-U.S. subsidiaries.

     Transferability. Options granted to an employee under the Sulcus ESPP are not transferable other than by will or by the laws of descent and distribution.

VOTE REQUIRED

     Approval of the Sulcus ESPP requires the affirmative vote of a majority of the shares of Common Stock present or represented, in person or by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SULCUS
ESPP.

                                   PROPOSAL 6

            APPROVAL OF THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN

     On October   , 1997, the Board of Directors of the Company adopted the 1997
Sulcus Hospitality Technologies Corp. Long-Term Incentive Plan (the "Incentive Plan"), subject to approval by the Company's shareholders.

SUMMARY OF THE INCENTIVE PLAN

     The complete text of the Incentive Plan is attached as Exhibit D to this Proxy Statement. The following summary of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit D.

     Purpose. The Incentive Plan is intended to encourage ownership of the Common Stock by officers and other key employees of the Company, to encourage their continued employment with the Company and to provide them with additional incentives to promote the success of the Company.

     Eligibility; Grants; Administration. The Incentive Plan authorizes the grant to officers and key employees of awards ("Awards") consisting of "incentive stock options," as that term is defined under the provisions of
Section 422 of the Code, non-qualified stock options, reload options, stock appreciation rights ("SARs"), restricted stock awards, stock bonus awards and performance plan awards. There are 500,000 shares of Common Stock available for granting Awards under the Incentive Plan. The Stock Option Committee of the Board of Directors (the "Administrator") administers the Incentive Plan and has sole discretion to determine those employees to whom Awards will be granted, the number of Awards granted, the provisions applicable to each Award and the time periods during which Awards may be exercisable.

     Options. The Administrator may grant incentive stock options, non-qualified stock options, or a combination of the two. In addition, the Administrator may grant reload options. A reload option is an option (either an incentive or non-qualified stock option) granted to an employee who has exercised an outstanding option ("Exercised Option") to purchase a number of shares of Common Stock equal to the number of shares of Common Stock transferred to the Company upon exercise of the Exercised Option, on terms substantially identical to those of the Exercised Option, except that the exercise price is equal to the fair market value of the shares subject to the reload option on the date the reload option is granted.

     The exercise price of each incentive stock option may not be less than the fair market value of the Common Stock at the date of grant. Under the Incentive Plan, fair market value is generally the closing price of the Common Stock on the American Stock Exchange on the last business day prior to the date on which the value is to be determined. Unless the Administrator determines otherwise, the option price per share of any non-qualified stock option shall be the fair market value of the shares of Common Stock on the date the option is granted. The exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company, or, if applicable, a parent or subsidiary of the Company, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

     Options granted will be exercisable for a term of not more than ten years from the date of grant. In addition, no employee may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the stock with respect to which incentive stock options are first exercisable by such employee during any calendar year exceeds $100,000.

     SARs. An SAR is a right granted to an employee to receive shares of Common Stock or cash, or a combination thereof, in an amount equal to the excess of (a) the fair market value of a share of Common Stock on the date the SAR is exercised over (b) the fair market value of a share of Common Stock on the date the SAR was granted or, if granted in tandem with an option, at the discretion of the Administrator, the option price of the shares subject to the option. SARs may be granted in tandem with an option or on a stand alone basis.

     Each SAR granted in tandem with an option is exercisable only to the extent the related option is exercisable. SARs granted on a stand alone basis are exercisable for a term determined by the Administrator. Those SARs which are granted in tandem with incentive stock options are not exercisable unless the fair market value of the shares of Common Stock on the date of exercise exceeds the option price and in no event may the amounts paid pursuant to the SAR exceed the difference between the fair market value of the shares on the date of exercise and the option price.

     Cashless Exercise. The Company, in its sole discretion, may establish procedures, subject to certain restrictions, whereby an option holder, subject to the requirements of Rule 16b-3 of the regulations of the Exchange Act, Regulation T, and certain other laws, may exercise an option or a portion thereof without making a direct payment of the option price to the Company.

     Restricted Stock. Restricted stock awards are rights granted by the Administrator to receive shares of Common Stock subject to forfeiture and other restrictions determined by the Administrator. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by the Company and may not be sold or otherwise transferred by the employee. Except as otherwise determined by the Administrator, until the restrictions lapse, the shares will be forfeited if the employee's employment is terminated for any reason other than death, disability, retirement, the employee's attainment of 65 years of age, "good reason" if by the employee or other than for "cause" if by the Company. Except as otherwise determined by the Administrator, all restrictions shall lapse upon the earliest of the death, disability or retirement of the recipient employee, or the employee's attainment of 65 years of age. Unless the Administrator determines otherwise, one-third of the shares subject to a restricted stock award shall vest on each anniversary of the date of grant or, if earlier, all shares shall vest upon the termination of the recipient employee's employment with the Company for "good reason" if by the employee or other than for "cause" if by the Company. Restricted stock awards may be granted in tandem with an option or on a stand alone basis.

     Stock Bonus Awards. Stock bonus awards may be granted on such terms as the Administrator may determine. The Administrator may require the employee to pay the Company an amount equal to the aggregate par value of the shares of Common Stock to be issued.

     Performance Plan Awards. Performance plan awards may be granted in such form as the Administrator may approve. These awards may include the grant of options, restricted stock awards, SARs, stock bonus awards or units (payable in cash or shares) and are subject to the achievement, in whole or in part, of certain performance criteria over a designated performance period specified by the Administrator. Performance plan awards may be granted alone, in addition to, or in tandem with other Awards under the Incentive Plan.

     Cash Gross-Up. The Administrator, in its sole discretion, may provide that the Company will make cash payments to an employee who receives an Award in an amount equal to the aggregate amount of federal, state and local income and/or excise taxes which such employee would be required to pay as a result of the receipt of shares of Common Stock pursuant to any Award (other than an incentive stock option).

     Adjustments; Transferability. Awards granted under the Incentive Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend, or other similar event affecting the Common Stock. An Award will not be transferable, other than by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order, and an Award may be exercised, during the lifetime of the holder of the Award, only by the holder, or the holder's personal representative in the event of disability.

     Change in Control. In the case of a "change in control" of the Company, the Administrator may, in its sole discretion, determine, on a case by case basis, taking into account the purposes of the Incentive Plan, that each Award granted under the Incentive Plan will terminate 90 days after the occurrence of such "change in control," but, in the event of any such termination (i) an option or SAR holder will generally have the right, commencing at least five days prior to the "change in control" and subject to any other limitation on the exercise of the option or SAR in effect on the date of exercise, to immediately exercise any options or SARs in full to the extent they previously have not been exercised, (ii) restricted stock awards will vest, and (iii) all vesting limitations with respect to performance plan awards shall be deemed satisfied.

     Termination.  The Incentive Plan will terminate on September   , 2007, and
Awards shall not be granted under the Incentive Plan after that date although the terms of any Award may be amended in accordance with the Incentive Plan at any date prior to the end of the term of such Award. Any Awards outstanding at the time of termination of the Incentive Plan will continue in full force and effect according to the terms and conditions of the Award and the Incentive Plan.

     Amendments. The Incentive Plan may be amended by the Board of Directors, provided that shareholder approval will be necessary as required under Section 422 of the Tax Code or Rule 16b-3, and provided further that no amendment may impair any rights of any holder of an Award previously granted under the Incentive Plan without the holder's consent.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences to the Company and participants in the Incentive Plan of the grant and the exercise of Awards under currently applicable provisions of the Tax Code are as described below. For persons subject to Section 16 of the Exchange Act, the calculation and timing of income recognition is generally deferred until such time as the employee is no longer subject to suit for "short swing profit."

     Non-Qualified Stock Options. The issuance of a non-qualified stock option under the Incentive Plan will not result in any taxable income to the recipient employee or a tax deduction to the Company at the time of grant. Generally, an employee to whom a non-qualified stock option has been granted will recognize ordinary income at the time the employee exercises the option and receives shares of Common Stock in an amount equal to the excess of the fair market value of such shares on the date of exercise over the option price.

     The Company is entitled to a tax deduction corresponding to the amount of income recognized by the employee as a result of the exercise of a non-qualified stock option for the year in which the employee recognizes such income for federal income tax purposes.

     Incentive Stock Options. Neither the receipt nor exercise of an incentive stock option is a taxable event to the employee, and if the recipient employee does not dispose of the shares of Common Stock acquired under an incentive stock option prior to the expiration of the requisite holding periods described below, any gain resulting from the sale of such shares will be long-term capital gain. In such case, the Company would not be entitled to any tax deduction with respect to the grant or exercise of the option. The difference between the fair market value of the shares of the Common Stock on the date of exercise and the option price is an adjustment item which may cause the employee to incur an alternative minimum tax in the year of exercise. The minimum statutory holding periods are two years from the date the option is granted and one year from the date the employee receives his shares of Common Stock pursuant to the exercise of the incentive stock option. The statutory holding period for incentive stock options is waived in the event of the employee's death.

     If the shares of Common Stock are disposed of before the end of either of such statutory holding periods (a "disqualifying disposition"), the lesser of
(i) the difference between the option price and the fair market value of such shares on the date of exercise, or (ii) the total amount of gain realized on the sale must be reported by the employee as ordinary income and the Company would be entitled to a tax deduction in that amount. The remaining gain, if any, would be taxed to the employee as capital gain.

     Restricted Stock Awards and Stock Bonus Awards. Generally, an employee to whom a restricted stock or stock bonus award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the employee for such Common Stock, and such amount will then be deductible for federal income tax purposes by the Company. Alternatively, if the recipient of a restricted stock or stock bonus award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the employee for such Common Stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a restricted stock or stock bonus award, the employee will not be entitled to any deduction except to the extent the employee paid for such Common Stock. Upon a sale of the Common Stock included in the restricted stock or stock bonus award, the employee will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the employee's tax basis for such shares of Common Stock.

     SARs. A recipient employee will not recognize taxable income upon the grant of an SAR. The employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received upon exercise of the SAR, in the tax year in which payment is made in respect of an SAR, and the Company will normally be entitled to a tax deduction for an equivalent amount for the same year.

     Performance Plan Awards. The federal income tax consequences and Section 16 restrictions will generally be the same for performance plan awards as the underlying grant of options, restricted stock awards, SARs or stock bonus awards. A recipient of units payable in cash or shares of Common Stock will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received, in the tax year in which received, and the Company will normally be entitled to a tax deduction for an equivalent amount for the same year.

     Cash Gross-Up Payments. Any cash payment received in conjunction with an Award under the Incentive Plan will be taxed to the employee as ordinary income at the time he receives it, and the Company will be entitled, subject to the limitations of Sections 280G and 162(m) of the Code, to a corresponding tax deduction at such time.

     Limitation on Company Deduction. Section 162(m) of the Code will generally limit to $1.0 million the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under proposed Treasury regulations, and subject to certain transition rules, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during any one year, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. The terms of the Incentive Plan and the composition of the Administrator are intended to comply with these regulations relating to stock options. Restricted stock awards and other awards, however, will not generally qualify as "performance based" compensation unless the vesting or receipt of the award is solely contingent upon satisfying a separate performance goal. If an Award to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such Award will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million.

GRANTS

     To date, no grants have been made under the Incentive Plan.

VOTE REQUIRED

     The proposal to approve the Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented, in person or by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

                                   PROPOSAL 7

                  APPROVAL OF THE COMPANY'S 1997 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

     On October   , 1997, the Board of Directors of the Company adopted the 1997
Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), subject to approval by the shareholders of the Company.

SUMMARY OF THE DIRECTORS' PLAN

     The complete text of the Directors' Plan is attached as Exhibit E to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibit E.

     Purpose. The Directors' Plan is intended to encourage non-employee directors of the Company to acquire or increase their ownership of Common Stock of the Company on reasonable terms, and to foster a strong incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. The Directors' Plan provides for the granting of non-qualified stock options to purchase an aggregate of 500,000 shares of the Common Stock to
current and future non-employee directors of the Company. As of October   ,
1997, all of the Directors other than Mr. Harris were eligible to receive stock options under the Directors' Plan.

     Administration. The Directors' Plan will be administered by the Administrator. The principal terms of the option grants are fixed in the Directors' Plan, therefore, the Administrator will have no discretion to select which directors receive options, the number of shares of Common Stock subject to such grants, or the exercise price of options.

     Grants.  Each of the Directors on October   , 1997, identified above as
being eligible to receive stock options under the Directors' Plan was granted an option, subject to shareholder approval of the Directors' Plan, to purchase shares of Common Stock. On the second anniversary of such date, each such Director who is still a Director on such date will be granted an option to
purchase        shares of Common Stock. Each Director who joins the Board of
Directors after the Directors' Plan was originally adopted will be granted an
option, on the first day of his term, to purchase        shares of Common Stock.
On the second anniversary of the date of the initial grant, such Director, if he is still a Director on such date, will be granted an Option to purchase shares of Common Stock. If the number of shares available to grant under the Directors' Plan on a scheduled date of grant is insufficient to make all the grants, then each eligible Director will receive an option to purchase a pro rata number of the available shares.

     The option price per share for options granted on the date the Directors'
Plan was adopted was $          (the fair market value of the Common Stock on
the date the Directors' Plan was adopted) and the option price per share for later grants will be the fair market value of the shares of Common Stock on the date of grant. Under the Directors' Plan, fair market value is generally the closing price of the Common Stock on the American Stock Exchange on the last business day prior to the date on which the value is to be determined.

     Exercise. The options granted under the Directors' Plan will be exercisable for a term of ten years from the date of grant, subject to earlier termination, and may be exercised as follows: 1/3 after one year from the date of grant, 2/3 after two years from the date of grant and 100% after three years from the date of grant.

     In the event that a director ceases to be a member of the Board of Directors (other than by reason of death or disability), an option may be exercised by the director (to the extent the director was entitled to do so at the time he ceased to be a member of the Board of Directors) at any time within three months after he ceases to be a member of the Board of Directors, or, if later, within nine months after the most recent grant, but not beyond the term of the option. If the director dies or becomes disabled while he is a member of the Board of Directors, an option may be exercised in full by a legatee of the director under his will, or by him or his personal representative or distributees, as the case may be, at any time within twelve months after his death or disability, but not beyond the term of the option. If the director dies within three months after he ceases to be a member of the Board of Directors (or, if later, within nine months after the most recent grant), an option may be exercised (to the extent the director was entitled to do so at the time he ceased to be a member of the Board of Directors) by a legatee of the director under his will, or by his personal representative or distributees, as the case may be, at any time within twelve months after his death, but not beyond the term of the option.

     Adjustments; Transferability. Options granted under the Directors' Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend, or other similar event affecting the Common Stock. Options will not be transferable other than by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order, and will be exercisable during the lifetime of an option holder only by such holder or his personal representative in the event of disability.

     Change in Control. Upon a "change in control" of the Company, each option granted under the Directors' Plan will terminate 90 days after the occurrence of such "change in control" (or, if later, seven months after the grant of the option) and an option holder will have the right, commencing at least five days prior to the "change in control" and subject to any other limitation on the exercise of the option in effect on the date of exercise, to immediately exercise any options in full to the extent they previously have not been exercised.

     Termination.  The Directors' Plan will terminate September   , 2007 and
options may not be granted under the Directors' Plan after that date although the terms of any option may be amended in accordance with the Directors' Plan at any date prior to the end of the term of such option. Any options outstanding at the time of termination of the Directors' Plan will continue in full force and effect according to the terms and conditions of the option and the Directors' Plan.

     Amendments. The Directors' Plan may be amended by the Board of Directors, provided that shareholder approval will be necessary if required under Rule 16b-3 and no amendment may impair any of the rights of any holder of an option previously granted under the Directors' Plan without the holder's consent, and provided that certain provisions of the Directors' Plan may not be amended more than once every six months.

     The federal income tax consequences to the Company and eligible directors in the Directors' Plan of the grant and exercise of options under currently applicable provisions of the Code are as described below.

FEDERAL INCOME TAX CONSEQUENCES

     The issuance of a non-qualified stock option under the Directors' Plan will not result in any taxable income to the recipient director or a tax deduction to the Company at the time it is granted. Generally, a Director to whom a non-qualified stock option has been granted will recognize ordinary income on the first date following the date the Director exercises the option on which the shares of Common Stock first become transferable and are no longer subject to a substantial risk of forfeiture. On that date, the Director will recognize income in an amount equal to the excess of the fair market value of the shares of Common Stock on the date the shares of Common Stock first become transferable or are no longer subject to forfeiture over the option price. For tax purposes, the Common Stock is considered to be non-transferable and subject to a substantial risk of forfeiture as long as the sale of the shares could subject the director to suit under the "short swing profit" rules pursuant to
Section 16.

     Alternatively, if the Director so elects, he will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on the date of exercise over the option price.

     The Company is entitled to a tax deduction corresponding to the amount of income recognized by the director as a result of the exercise of an option for the year in which the director recognizes such income for federal income tax purposes.

VOTE REQUIRED

     The proposal to approve the Directors' Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented, in person or by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN.

                                   PROPOSAL 8

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Crowe, Chizek and Company as independent auditors to examine the financial statements of the Company for the fiscal year ending December 31, 1996, and directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

     The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends the appointment of Crowe, Chizek and Company be ratified by shareholders.

     Representatives of Crowe, Chizek and Company are expected to be present at the Annual Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

                               EXECUTIVE OFFICERS

     Information concerning the current executive officers of the Company is furnished in the Company's Annual Report on Form 10-K.

                             EXECUTIVE COMPENSATION

     The following tables reflect the compensation paid by the Company during fiscal years 1996, 1995 and 1994 for services in all capacities to the Company to the Chairman of the Board and each of the other four most highly compensated executive officers of the Company at December 31, 1996 (collectively, the "Named Officers"). More specific information regarding compensation is provided in the notes accompanying the tables.

                           SUMMARY COMPENSATION TABLE

     The following table presents certain information concerning the cash compensation and stock options provided to the Named Officers during the years ended December 31, 1996, 1995 and 1994.

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                                 AWARDS
                                                      ANNUAL COMPENSATION                     ------------
                                      ---------------------------------------------------      SECURITIES
             NAME AND                                                      OTHER ANNUAL        UNDERLYING
        PRINCIPAL POSITION            YEAR     SALARY($)     BONUS($)     COMPENSATION($)      OPTIONS(#)
-----------------------------------   ----     ---------     --------     ---------------     ------------
Jeffrey S. Ratner..................   1996       350,000          --          57,000(1)          200,000
  Former Chairman(2)                  1995       350,000          --                --                --
                                      1994       313,500          --                --                --
Joel Nagelmann.....................   1996       200,000      21,233                --            11,324
  Former President(3)                 1995       135,600      33,107                --           215,579
                                      1994            --          --                --                --
H. Richard Howie...................   1996       120,000          --                --            36,000
  Chief Financial Officer/            1995       120,000          --                --                --
  Vice President-Finance and
     Treasurer                        1994        55,000          --                --            30,000
William F. McLay...................   1996       120,000          --                --            20,000
  Managing Director(4)                1995       120,000          --                --            20,000
                                      1994        75,000          --                --            60,000
Barry A. Logan.....................   1996       108,158      22,250                --            10,303
  Vice President,                     1995       113,925          --                --                --
  Restaurant Division of              1994        95,833          --                --            95,000
  Sulcus Hospitality Group(5)

---------

(1) Includes payments made for unused vacation ($54,000) and travel and other business expenses incurred under the terms of an employment agreement, which agreement was terminated on February 24, 1997. See "EXECUTIVE
    COMPENSATION--Employment Arrangements."

(2) Mr. Ratner resigned from his position as Chairman of the Board on February 24, 1997, at which time Leon D. Harris was appointed Chief Executive Officer of the Company. See "EXECUTIVE COMPENSATION--Employment Arrangements" for a description of Mr. Harris' compensation. All of Mr. Ratner's options were
    canceled as of March   , 1997.

(3) Mr. Nagelmann resigned from his position as President effective as of March 10, 1997. See "EXECUTIVE COMPENSATION--Employment Arrangements" for a description of his severance arrangement.

(4) Mr. McLay's title was changed to Senior Vice President and Chief Operating Officer as of May 16, 1997.

(5) Mr. Logan became President and General Manager, Restaurant Division of Sulcus Hospitality Group, as of June 1, 1997.

                       OPTION GRANTS IN FISCAL YEAR 1996

     The following table summarizes the aggregate amount of shares subject to stock options granted, for the period January 1, 1996, through December 31, 1996, to the Named Officers. No gain on these options will be realized by any of the Named Officers without an increase in the price of Common Stock from the date of grant, which will benefit all shareholders proportionately.

                               INDIVIDUAL GRANTS

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF STOCK
                               NUMBER OF     % OF TOTAL                                   PRICE APPRECIATION
                               SECURITIES      OPTIONS                                   FOR INDIVIDUAL OPTION
                               UNDERLYING    GRANTED TO     EXERCISE OR                         GRANTS
                                OPTIONS       EMPLOYEES     BASE PRICE     EXPIRATION    ---------------------
            NAME                GRANTED        IN 1996       ($/SHARE)        DATE       5%($)(1)    10%($)(1)
----------------------------   ----------    -----------    -----------    ----------    --------    ---------
Jeffrey S. Ratner(2)........     200,000          51%          2.4375       01/01/01     $134,687    $ 297,624
Joel Nagelmann..............      11,324           3%           1.875       01/01/01        5,866       12,976
H. Richard Howie(2).........      36,000           9%          2.4375       01/01/01       24,244       53,572
William F. McLay............      20,000           5%          1.9372       01/01/01       10,706       23,657
Barry A. Logan..............      10,303           2%          2.0625       01/01/01        5,871       12,973

---------

(1) The calculations of potential realizable values are based on theoretical and arbitrary rates of appreciation in the price of Common Stock from the date of grant of five and ten percent for the option terms, are mandated by the rules of the United States Securities and Exchange Commission and may or may not accurately reflect or predict the actual values of the stock options.

(2) On March 25, 1996, the Company canceled options to purchase 200,000 shares granted to Mr. Ratner and options to purchase 30,000 shares granted to Mr. Howie and granted new options to purchase 200,000 shares to Mr. Ratner and new options to purchase 36,000 shares to Mr. Howie at new exercise prices. See "EXECUTIVE COMPENSATION--Ten-Year Option Repricings." The options to
    purchase 200,000 shares were subsequently canceled as of March   , 1997.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning the net value realized on the exercise of stock options in 1996 by each of the Named Officers as of December 31, 1996.

                                                                             NUMBER OF
                                                                             SECURITIES         VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                            UNEXERCISED       IN-THE-MONEY
                                                                             OPTIONS AT        OPTIONS AT
                                                                              12/31/96        12/31/96($)(1)
                                                                           --------------     -------------
                                    SHARES ACQUIRED     VALUE REALIZED      EXERCISABLE/      EXERCISABLE/
              NAME                    ON EXERCISE            ($)           UNEXERCISABLE      UNEXERCISABLE
---------------------------------   ---------------     --------------     --------------     -------------
Jeffrey S. Ratner................          0                   0           50,000/150,000(2)   $       0/$0
Joel Nagelmann...................          0                   0           87,789/127,790      $       0/$0
H. Richard Howie.................          0                   0             7,200/28,800      $       0/$0
William F. McLay.................          0                   0            48,000/52,000      $ 500/$2,000
Barry A. Logan...................          0                   0            65,924/36,000      $       0/$0

---------

(1) The value of unexercised in-the-money options is the difference between the exercise price and the fair market value of Common Stock at December 31, 1996, which was $2.0625.

(2) All of Mr. Ratner's options were canceled as of March   , 1997.

                           TEN-YEAR OPTION REPRICINGS

     The following table provides information with respect to the participation in the Company's repricings of employee stock options during the last ten completed fiscal years by their executive officers of the Company.

                                                                                                            LENGTH OF
                                          NUMBER OF        MARKET PRICE                                      ORIGINAL
                                          SECURITIES        OF STOCK AT     EXERCISE PRICE                    OPTION
                                          UNDERLYING          TIME OF         AT TIME OF        NEW       TERM REMAINING
                                       OPTIONS REPRICED    REPRICING OR      REPRICING OR     EXERCISE      AT DATE OF
        NAME AND                          OR AMENDED         AMENDMENT        AMENDMENT        PRICE       REPRICING OR
   PRINCIPAL POSITION        DATE          (SHARES)             ($)              ($)            ($)         AMENDMENT
-------------------------  --------    ----------------    -------------    --------------    --------    --------------
Gary Campbell*...........  12/07/94           40,000             2.50             9.25            2.50             --
  Former Vice President
Tom Caudill*.............  12/07/94         20,000(1)            2.50             6.50            2.50             --
  Former Vice President
  and General Manager
Delmer Gowing*...........  10/16/95         50,000(2)            2.25           3.0625            2.25             --
  Former Chief Legal Officer
H. Richard Howie.........  03/25/96         30,000(3)          2.4375            3.375          2.4375        8 years
  Chief Financial Officer
Barry A. Logan...........  12/07/94         40,000(4)            2.50             7.50            2.50             --
  Vice President,
  Restaurant Division of
  Sulcus Hospitality
  Group
William F. McLay.........        --               --               --               --              --             --
  Managing Director
Frank Morrisroe*.........  12/07/94           50,000             2.50            6.875            2.50             --
  Former President of
  Hospitality Group
Joel Nagelmann...........        --               --               --               --              --             --
  Former President
Victor Nightscales*......  12/07/94         20,000(5)            2.50             7.50            2.50             --
  Former Vice President,
  Manufacturing
Jeffrey S. Ratner*.......  03/25/96        200,000(6)          2.4375            5.125          2.4375        6 years
  Former Chairman
John W. Ryba.............  12/07/94         40,000(7)            2.50             7.50            2.50             --
  Senior Vice President
  and Chief Legal Officer
Margaret Santone*........  12/07/94           10,000             2.50            6.625            2.50             --
  Former Secretary

---------
* Indicates that such person is no longer an Executive Officer of the Company, but held the office indicated at the time of the repricing.

(1) Mr. Caudill was granted new options to purchase 40,000 shares of Common Stock in place of the canceled options to purchase 20,000 shares of Common Stock.

(2) Options to purchase 150,000 shares of Common Stock were canceled at the time that Mr. Gowing's options to purchase 50,000 shares of Common Stock were repriced.

(3) Mr. Howie was granted new options to purchase 36,000 shares of Common Stock in place of the canceled options to purchase 30,000 shares of Common Stock.

(4) Mr. Logan was granted new options to purchase 90,000 shares of Common Stock in place of the canceled options to purchase 40,000 shares of Common Stock.

(5) Mr. Nightscales was granted new options to purchase 36,000 shares of Common Stock in place of the canceled options to purchase 20,000 shares of Common Stock.

(6) All of Mr. Ratner's options were subsequently canceled as of March   , 1997.

(7) Mr. Ryba was granted new options to purchase 70,000 shares of Common Stock in place of the canceled options to purchase 40,000 shares of Common Stock.

EMPLOYMENT ARRANGEMENTS

     In March 1997, Leon D. Harris was elected by the Board of Directors as the Company's Chief Executive Officer. Mr. Harris has entered into an employment agreement with the Company providing for an annual salary of $225,000. Commencing on August 11, 1997, the Board of Directors authorized an increase of Mr. Harris' annual base salary to $300,000 and his agreement was extended from three years to a total of five years. Mr. Harris is entitled to receive annual bonuses (ranging from 3% to 5% of the annual after-tax earnings) as of December 31 in each year of his employment, commencing in 1997, subject to certain limitations, payable one-half in cash and one-half in stock options. These bonus options vest one-half on the date of grant and one-half one year later. Mr. Harris also was granted an option to purchase 250,000 shares of the Common Stock at $1.625 per share vesting over five years at 20 percent per year beginning March 4, 1997. On August 11, 1997, Mr. Harris was granted options to purchase 50,000 shares of the Common Stock at $1.6875 per share. Mr. Harris may retain all options granted and all other rights for two years if his employment is terminated without cause.

     On February 24, 1997, Mr. Ratner gave notice to the Company of termination of his employment agreement. Termination provisions of his employment agreement resulted in a severance obligation of the Company, although the parties disputed the amounts due. In May 1997, the Company and Mr. Ratner entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") pursuant to which, among other things, the Company will (i) pay to Mr. Ratner the sum of $1,225,000 plus interest at the rate of 5% per annum, in 84 equal semi-monthly installments of $15,911.72, which payments commenced effective as of March 1, 1997; (ii) provide Mr. Ratner with family health and life insurance benefits until April 1, 2000; and (iii) reimburse Mr. Ratner for reasonable legal fees associated with the termination of his employment, not in excess of $50,000. Under the Settlement Agreement, Mr. Ratner agrees generally not to compete, through ownership control or employment, with the Company for a period of three years.

     In March 1997, Mr. Nagelmann resigned and his employment agreement was terminated. Pursuant to the terms of the General Release and Severance Agreement (the "Severance Agreement") between the Company and Mr. Nagelmann, the Company will continue to pay Mr. Nagelmann his monthly salary of $16,667 until April 17, 1998, and he will retain all stock options granted and may exercise them in accordance with their terms until March 10, 1999. The Company provided Mr. Nagelmann with a loan in the principal amount of $65,485, which, pursuant to the terms of his Employment Agreement, would be forgiven by the Company in the event that Mr. Nagelmann's employment was terminated without cause within three years of his employment. The loan was forgiven by the Company in March 1997. Agreements between the Company and Mr. Nagelmann regarding non-disclosure of trade secrets and confidential information, non-compete and other similar covenants remain in effect.

     H. Richard Howie joined the Company in July 1994 as Chief Financial Officer pursuant to an employment agreement providing for an annual salary of $120,000. Mr. Howie was granted an option to purchase 30,000 shares of Common Stock at a price of $3.375 per share. These options were canceled and new options for the purchase of 36,000 shares were granted on March 25, 1996 at a price of $2.4375, 20 percent of which were immediately exercisable, with the rest vesting over four years at 20 percent per year beginning in March 1997. This employment agreement can be terminated by the Company or Mr. Howie on 14 days notice without cause.

     The Company's employment agreements impose non-competition and confidentiality obligations and provide for the assignment to the Company of all rights to any technology developed by the executive during the term of his employment. The Company has obtained a "key man" insurance policy in the face amount of $200,000 on the life of Mr. Howie under which the Company is the beneficiary.

     On October   , 1997, the Company entered into change in control severance agreements with certain of its executive officers (the "Change in Control Agreements"), including each of the Named Officers. Each of the Change in Control Agreements provides that, in the event of termination of the Named Officer's employment by the Company other than for Cause, or upon the Named Officer's resignation for Good Reason (each of which terms is defined in the Change in Control Agreements), within 24 months immediately following a change in control of the Company (as defined below) the Named Officer shall receive the following benefits from the Company: (i) 300% of the sum of (A) his current base salary, (B) the highest annual bonus paid to him in the prior two (2) completed fiscal years, and (C) the target bonus he would receive for the year in which the change in control occurs; (ii) cash payments in lieu of rights under any incentive compensation or bonus plans, outstanding stock options, and one (1) year of additional accrued benefits under the Company's health and medical plans; and (iii) additional life and health insurance benefits and outplacement services for a period of one (1) year.

     A "change in control" under the Change in Control Agreements is deemed to occur if: (i) any person becomes the owner of 20% of the Company's voting securities; (ii) during any one (1) year period the majority of the members of the Board of Directors changes without the approval of two-thirds of the Directors; (iii) the Company's shareholders approve a merger or consolidation with another company in which the Company's voting securities do not continue to represent at least 80% of the surviving entity (except in the case of certain recapitalizations of the Company); or (iv) the Company's shareholders approve a plan of complete liquidation, sale or disposition of all or substantially all of the Company's assets.

REPORT ON EXECUTIVE COMPENSATION

     Compensation of Executive Officers. The salaries paid during 1996 to the Company's executive officers were either (i) approved or ratified by the Board of Directors of the Company or (ii) fixed pursuant to employment agreements approved by the Board of Directors. See "EXECUTIVE COMPENSATION--Employment Arrangements." The Board of Directors' approvals were based upon various subjective factors such as the executive officer's responsibilities, position, qualifications, individual performance and years of experience. In no such case did the Board of Directors undertake a formal survey or analysis of compensation paid by other companies.

     Certain executive officers received stock options during 1996 under the Company's 1991 Stock Option Plan for Officers and Key Employees (the "1991 Stock Option Plan"). Options under the 1991 Stock Option Plan are either awarded by the Stock Option Committee of the Board of Directors, whose members are Outside Directors, or are fixed by employment agreements approved by the Board of Directors. The Stock Option Committee awarded options under the 1991 Stock Option Plan in 1996 based upon the terms of employment agreements or upon various subjective factors such as the executive officer's responsibilities, individual performance and anticipated contribution to the Company's performance. The Stock Option Committee neither undertook a formal survey or analysis of options awarded by other companies nor, except to the extent provided for in employment agreements, established numerical targets or goals in determining these option awards.

     Compensation of the Chairman.  The salary of the former Chairman, Jeffrey
S. Ratner, was fixed pursuant to his employment agreement with the Company. See "EXECUTIVE COMPENSATION--Employment Arrangements." His employment agreement was negotiated by the Board of Directors. In the case of the salary negotiated under the employment agreement, the Board of Directors considered various subjective factors such as Mr. Ratner's responsibilities, qualifications and perceived contributions to the Company. However, the Board of Directors did not undertake a formal survey or analysis of salaries paid by other companies.

     Deductibility of Compensation. Effective January 1, 1994, the Internal Revenue Service under Section 162(m) of the Internal Revenue Code will generally deny the deduction of compensation paid to executives to the extent such compensation exceeds $1 million per executive per year, subject to an exception for compensation that meets certain "performance-based" requirements. Whether the Section 162(m) limitation with respect to an executive will be exceeded and whether the Company's tax deductions for compensation paid in excess of the $1 million limit will be denied will depend upon the resolution of various factual and legal issues that cannot be resolved at this time. As to options granted under the Stock Option Plan, the Stock Option Committee intends to comply to the extent practicable with the rules governing the Section 162(m) limitations so that compensation attributable to such options will not be subject to limitation under such rules. As to other compensation, while it is not expected that compensation to executives of the Company will exceed the Section 162(m) limitation in the foreseeable future (and no officer of the Company received compensation in 1996 which resulted in the non-deductibility of such compensation to the Company under Section 162(m)), various relevant considerations will be reviewed from time to time, taking into account the interests of the Company and its shareholders, in determining whether to endeavor to cause such compensation to be exempt from the Section 162(m) limitation.

     Submission of Report. This Report on Executive Compensation is submitted by the members of the Board of Directors (except for Leon D. Harris who did not join the Board until November 13, 1996), Jeffrey S. Ratner, Robert D. Gries and David H. Adler, together with John W. Ryba and Herbert G. Ratner, both former directors, except with respect to options awarded under the 1991 Stock Option Plan, the report of which is submitted by the members of the Stock Option Committee, Robert D. Gries and David H. Adler.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following persons participated in compensation decisions made during 1996: Jeffrey S. Ratner, John W. Ryba, Herbert G. Ratner, Robert D. Gries and David H. Adler. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals. See "CERTAIN TRANSACTIONS" for a description of certain transactions entered into by the Company and Jeffrey S. Ratner.

PERFORMANCE INFORMATION

     Set forth below in tabular form is a comparison of the total shareholder return (annual change in share price plus dividends paid, assuming reinvestment of dividends when paid) assuming an investment of $100 on the starting date for the period shown for the Company, the S & P 500 Index (a broad equity market index which includes the stock of companies traded on the American Stock Exchange) and the S & P Computer Software and Services Index (an index of manufacturers and distributors of and service providers for computer software and software systems). The return shown is based on the percentage change from December 31, 1991 through December 31, 1996.

                                          Sulcus
        Measurement Period           Hospitality Tech                            Computer
      (Fiscal Year Covered)                 CP             S&P 500 Index     (Software&SVC)-50
Dec 91                                          100.00              100.00              100.00
Dec 92                                          133.33              107.62              118.43
Dec 93                                          108.77              118.46              151.15
Dec 94                                           35.09              120.03              178.67
Dec 95                                           29.82              165.13              251.08
Dec 96                                           28.94              203.05              390.35

                               SECURITY OWNERSHIP

     As of September 25, 1997, there were 16,759,673 shares of Common Stock issued and outstanding. The following table sets forth the number and percentage of the shares of Common Stock known by management of the Company to be beneficially owned as of September 25, 1997 by (i) all shareholders who own 5% or more of the Company's Common Stock, (ii) all directors of the Company, (iii) each current or former executive officer included in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated.

                                             NUMBER OF SHARES      PERCENTAGE
DIRECTORS, OFFICERS AND 5% SHAREHOLDERS     BENEFICIALLY OWNED      OF CLASS
----------------------------------------    ------------------     ----------
David H. Adler..........................            63,500(1)            *
David W. Berkus.........................            53,169(2)            *
Robert D. Gries.........................            70,000(3)            *
Leon D. Harris..........................           107,100(4)            *
H. Richard Howie........................            14,400(5)            *
Barry A. Logan..........................            80,598(6)            *
William F. McLay........................            70,175(7)            *
Jeffrey S. Ratner.......................         1,000,000(8)          5.9%
John W. Ryba............................            72,000(9)            *
All Directors and executive officers as
  a group (9 persons)...................         1,530,942             8.9%

---------

*   Less than 1%.

(1) Includes 6,000 shares owned of record and 57,500 shares which may be acquired within 60 days by exercise of options.

(2) Includes 28,154 shares of restricted Common Stock and 15 shares of Common Stock held in the name of The Berkus Trust, dated September 13, 1993, and 25,000 shares which may be acquired within 60 days by exercise of options.

(3) Includes 45,000 shares currently owned of record and 25,000 shares which may be acquired within 60 days by exercise of options.

(4) Includes 27,100 shares owned of record and 80,000 shares which may be acquired within 60 days by exercise of options.

(5) Includes 14,400 shares which may be acquired within 60 days by exercise of options.

(6) Includes 900 shares owned of record and 79,698 shares which may be acquired within 60 days by exercise of options.

(7) Includes 18,175 shares owned of record and 52,000 shares which may be acquired within 60 days by exercise of options.

(8) 1,000,000 of these shares were transferred in 1993 to an Irrevocable Trust established by Mr. Ratner as Settlor for the benefit of himself, his wife and his children. Mr. Ratner does not have or share investment control but retains voting control with respect to shares of the Company. The Trustee is an independent Trustee unaffiliated with Mr. Ratner or any other beneficiary and has the discretionary power to allocate the shares of the Company in the Trust, or any proceeds from the sale of any such shares, in an amount to be determined by the Trustee in its sole discretion. Mr. Ratner disclaims beneficial ownership with respect to any shares held in such Trust which may be allocated by the Trustee for the benefit of any beneficiary of the Trust other than Mr. Ratner.

(9) Includes 72,000 shares which may be acquired within 60 days by exercise of options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the

Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of greater than 10% of the Common Stock are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors and officers were complied with. Based on the Company's records and because the Company has not received copies of, and is not aware of, any statements filed with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act, the Company believes that it did not have any greater than 10% beneficial owners at any time during fiscal 1996.

                              CERTAIN TRANSACTIONS

     Mr. Leon D. Harris, Chief Executive Officer and Director of the Company is the President and owner of Physalia Corporation. In April 1996, Physalia Corporation ("Physalia") entered into a management contract with Radix Systems, Inc. ("Radix"), a subsidiary of the Company, to provide management and operating services related to document conversion activities. The contract provided for the payment by Radix of a set monthly fee, variable commissions calculated as a percent of Radix gross sales, bonus and reimbursement of out-of-pocket expenses. At the year ended December 31, 1996, payments of $82,563 were made to Physalia. In accordance with its terms, the contract terminated on March 31, 1997.

     In February 1995, Mr. David W. Berkus entered into a consulting agreement with the Company pursuant to which he provides services to the Company primarily focused on the activities and communications between the Company and its subsidiary, Sulcus Hospitality Group, Inc. Mr. Berkus' compensation under the agreement is $6,500 per month, comprised of cash and Common Stock, plus actual and reasonable expenses. The number of shares of Common Stock is determined monthly by dividing one-third of the monthly compensation by the closing price on the first trading day of each successive month, ignoring fractional shares. The consulting agreement also provides Mr. Berkus with limited registration rights in connection with the issuance of these shares. In connection with the consulting agreement, Mr. Berkus also entered into a confidentiality agreement with the Company, as well as a non-competition clause contained in the consulting agreement.

     The Company's principal executive and administrative operations are located at Sulcus Centre, 41 N. Main Street, Greensburg, Pennsylvania 15601, in a facility containing approximately 10,000 square feet. The Company leases this building under several leases, with a trust established by the Company's principal shareholder and former Director, Jeffrey S. Ratner, expiring on various dates through September 30, 2001. Rent expense under these agreements was $233,687 for the year ended December 31, 1996. The annual rental commitment under these leases is $150,388 in 1997, $99,051 in 1998 and $91,269 in 1999,
$95,823 in 2000, and $74,520 in 2001. The leases renew automatically for additional two-year terms at a minimum rental rate of 2% over the prior year's rent amount, unless canceled by either party. These leases were not the result of arms length negotiations.

     Michael Wager, son-in-law of Robert D. Gries, a Director of the Company, is a partner in the law firm of Benesch, Friedlander, Coplan & Aronoff LLP ("BFCA"), which serves as legal counsel to the Company. The Company anticipates
that it will pay in excess of $          to BFCA for legal fees in 1997.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No other matters are intended to be brought before the meeting by the Company, nor does the Company know of any matters to be brought before the meeting by others. If other matters properly come before the meeting, the persons named in the proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

                             SHAREHOLDER PROPOSALS

     Any shareholder of the Company wishing to submit a proposal for action at the Company's Annual Meeting of Shareholders to be held in 1998 and desiring the proposal to be considered for inclusion in the Company's proxy material relating thereto must provide a written copy of the proposal to the management of the Company at its principal executive office not later than July 15, 1998 and must otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.

     UPON WRITTEN REQUEST TO THE COMPANY BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, THE COMPANY WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING THE SAME. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF JOHN W. RYBA, SECRETARY, AT 41 NORTH MAIN STREET, GREENSBURG, PENNSYLVANIA 15601.

                                          By Order of the Board of Directors,

                                          JOHN W. RYBA, Secretary

                                                                     EXHIBIT A-1

                                  AMENDMENT TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                DESCRIBED UNDER
                   "CLASSIFICATION OF THE BOARD OF DIRECTORS"
                        IN THE FOREGOING PROXY STATEMENT

     The Corporation's Amended and Restated Articles of Incorporation shall be further amended by the addition of the following provisions describing election of directors and filling vacancies on the Corporation's Board of Directors.

     The new paragraphs shall read in their entirety as follows:

     Election of Directors. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). At the 1997 annual meeting of shareholders, the directors shall be divided into three classes, as nearly equal in number as possible, with the directors of the first class elected for a term of one year, the directors of the second class elected for a term of two years, and the directors of the third class elected for a term of three years. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

     Vacancies on the Board. Subject to the rights of the holders of any class or series of the capital stock of the Corporation entitled to vote generally in the election of directors (hereinafter referred to as the "Voting Stock") then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

                                                                     EXHIBIT A-2

                                 AMENDMENTS TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                DESCRIBED UNDER
                        "ADOPTION OF CERTAIN AMENDMENTS"
                        IN THE FOREGOING PROXY STATEMENT

     The Corporation's Amended and Restated Articles of Incorporation shall be further amended by the addition of the following provisions describing removal of directors, amendment to the Corporation's By-Laws and actions taken by the shareholders.

     The new paragraphs shall read in their entirety as follows:

     Removal of Directors. Subject to the rights of the holders of any class or series of the Voting Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class (it being understood that, for all purposes of this paragraph and the following three paragraphs of these Articles of Incorporation and the provisions of the By-Laws of the Corporation which require the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, to alter, amend or repeal any provision of the By-Laws which is to the same effect as the provisions of these Articles of Incorporation, each share of the Voting Stock shall have the number of votes granted to it pursuant to these Articles of Incorporation or any designation of the rights, powers and preferences of any class or series of Preferred Stock made pursuant to these Articles of Incorporation (a "Preferred Stock Designation")).

     Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, these Articles of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this paragraph of these Articles of Incorporation.

     Amendments to By-Laws. The Corporation's Board of Directors is hereby expressly authorized, at any time or from time to time, to make, alter, amend and repeal the By-Laws as set forth in the By-Laws.

     Action of Shareholders. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at an annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders. Special meetings of shareholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, these Articles of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this paragraph of these Articles of Incorporation.

                                                                       EXHIBIT B

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                (FORMERLY KNOWN AS SULCUS COMPUTER CORPORATION)

                          AMENDED AND RESTATED BY-LAWS
                    (ADOPTED ON NOVEMBER             , 1997)

                                   ARTICLE I

                                    OFFICES

     Section 1. The registered office shall be located in the City of Greensburg, Commonwealth of Pennsylvania.

     Section 2. The Corporation may also have offices at such other places both within and without the Commonwealth of Pennsylvania as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. All meetings of the shareholders shall be held at such place within or without the Commonwealth, as may be from time to time fixed or determined by the Board of Directors.

     One or more shareholders may participate in a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting may hear each other.

     Section 2. An annual meeting of the shareholders, commencing with the year 1998, shall be held within 120 days of the close of the Corporation's fiscal year, on such day and at such hour as the Board of Directors may designate, when the shareholders shall elect by a majority vote directors to serve on the Board of Directors, and shall transact such other business as may properly be brought before the meeting.

     Section 3. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called pursuant to a resolution adopted by at least a majority of the Board of Directors (whether or not there exist any vacancies on the Board of Directors at the time such resolution is presented for adoption). The Board of Directors shall deliver a written request to the Secretary of the Corporation to call the special meeting. Such request shall state the purpose or purposes of the proposed meeting. Upon receipt of any such request, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at such time, not more than sixty (60) days thereafter, as the Secretary may fix. If the Secretary shall neglect to issue such call, the person or persons making the request may issue the call.

     Section 4. Written notice of every meeting of the shareholders, specifying the place, date and hour and the general nature of the business of the meeting, shall be served upon or mailed, postage prepaid, at least five days prior to the meeting, unless a greater period of notice is required by statute, to each shareholder entitled to vote thereat.

     Section 5. Except as otherwise provided by law the officer having charge of the transfer books for shares of the Corporation shall prepare and make a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

     Section 6. Business transacted at all special meetings of shareholders shall be limited to the purposes stated in the notice.

     Section 7. The holders of a majority of the issued and outstanding shares entitled to vote, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or by the Articles of Incorporation of the Corporation or by these By-Laws. If, however, any meeting of shareholders cannot be organized because a quorum has not attended, the shareholders entitled to vote thereat, present in person or by proxy, shall have power, except as otherwise provided by statute, to adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of directors such meeting may be adjourned only from day to day or for such longer periods not exceeding fifteen (15) days each as the holders of a majority of the shares present in person or by proxy shall direct. Those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors.

     Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least fifteen (15) days because of an absence of a quorum, although less than a quorum, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter. At any adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 8. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the shares having voting powers, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the Articles of Incorporation or of these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 9. Each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share having voting power held by such shareholder. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the Corporation.

     Section 10. In advance of any meeting of shareholders, the Board of Directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy, shall make such appointment at the meeting. The number of judges shall be one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present and entitled to vote shall determine whether one or three judges are to be appointed. No person who is a candidate for office shall act as a judge. The judges of election shall do all such acts as may be proper to conduct the election or vote with fairness to all shareholders, and shall make a written report of any matter determined by them and execute a certificate of any fact found by them, if requested by the chairman of the meeting or any shareholder or his proxy. If there be three judges of election the decision, act or certificate of a majority, shall be effected in all respects as the decision, act or certificate of all.

     Section 11. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors which shall constitute the whole board shall be not less than one nor more than seven, the exact number of which shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article III, and each director shall hold office until his successor is elected and qualified. Directors need not be shareholders.

     Section 2. At the 1997 annual meeting of shareholders, the directors shall be divided into three classes, as nearly equal in number as possible, with the directors of the first class elected for a term of one year, the directors of the second class elected for a term of two years, and the directors of the third class elected for a term of three years. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

     Section 3. A resignation from the Board of Directors shall be deemed to take effect immediately upon its being received by any incumbent corporate officer other than an officer who is also the resigning Director, unless some other time is specified therein.

     Section 4. Subject to the rights of the holders of any class or series of the capital stock of the Corporation entitled to vote generally in the election of directorships (hereinafter in these By-Laws referred to as the "Voting Stock") then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires. No decrease in the authorized number of directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Section 5. Subject to the rights of the holders of any class or series of the Voting Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class (it being understood that, for all purposes of these By-Laws, each share of the Voting Stock shall have the number of votes granted to it pursuant to the Articles of Incorporation of the Corporation or any designation of the rights, powers and preferences of any class or series of the Preferred Stock of the Corporation made pursuant to the Articles of Incorporation (a "Preferred Stock Designation")).

     Section 6. The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Corporation's Articles of Incorporation or by these By-Laws directed or required to be exercised and done by the shareholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 7. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the Commonwealth of Pennsylvania.

     One or more directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     Section 8. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the shareholders at the meeting at which such directors were elected and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a majority of the whole Board shall be present. In the event of the failure of the shareholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for such meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 9. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of at least a majority of the Board of Directors at a duly convened meeting, or by unanimous written consent.

     Section 10. Special meetings of the Board of Directors may be called by the Chief Executive Officer on five days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of a majority of the directors then in office.

     Section 11. At all meetings of the Board a majority of the directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 12. If all the directors shall severally or collectively consent in writing to any action to be taken by the Corporation, such action shall be as valid a corporate action as though it had been authorized at a meeting of the Board of Directors.

                                   COMMITTEES

     Section 13. The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in such resolution or in these By-Laws, shall have and exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation except that a committee shall not have any power or authority as to the following: (a) the submission to shareholders of any action requiring approval of shareholders under this subpart; (b) the creation or filling of vacancies in the Board of Directors; (c) the adoption, amendment or repeal of the By-Laws;
(d) the amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; and (e) action on matters committed by the By-Laws or resolution of the Board of Directors to another committee of the Board of Directors. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member. The committees shall keep regular minutes of the proceedings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

     Section 14. Directors shall not receive any salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at any meeting of the Board of Directors. This shall not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Any payments made to a director of the Corporation such as a salary, commission, bonus, interest or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such director to the Corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board of Directors, to enforce payment of each such amount disallowed. In lieu of payment by the director, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation and/or expense reimbursements until the amount owed to the Corporation has been recovered.

                                   ARTICLE IV

                                    NOTICES

     Section 1. Notices to directors and shareholders shall be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to his address (or to his telex, TWX, telecopier or telephone number) appearing on the books of the Corporation or, in the case of directors, supplied by him to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by law. When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board of Directors fixes a new record date for the adjourned meeting.

     Section 2. Whenever any written notice is required to be given under the provisions of law or the Articles of Incorporation or By-Laws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by this Section 2, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

                                   ARTICLE V

                                    OFFICERS

     Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President or Chief Executive Officer, a Secretary and a Treasurer. The President or Chief Executive Officer and the Secretary shall be natural persons of full age; the Treasurer may be a corporation but, if a natural person, shall be of full age. The Board of Directors may also choose Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any number of the aforesaid offices may be held by the same person.

     Section 2. The Board of Directors, immediately after each annual meeting of shareholders, shall elect a President or Chief Executive Officer, who may, but need not be, a director, and the Board of Directors shall also annually choose a Secretary and a Treasurer who need not be members of the Board of Directors.

     Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors. Any payments made to an officer of the Corporation such as a salary, commission, bonus, interest or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board of Directors, to enforce payment of each such amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation and/or expense reimbursements until the amount owed to the Corporation has been recovered.

     Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

     Section 6. If required by the Board of Directors, an officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

                                 THE PRESIDENT

     Section 7. The President (or Chief Executive Officer) shall be the chief executive officer of the Corporation, shall preside at all meetings of the shareholders and the Board of Directors, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     Section 8. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

                              THE VICE-PRESIDENTS

     Section 9. The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President or Chief Executive Officer, as the case may be, perform the duties and exercise the powers of the President, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                    THE SECRETARY AND ASSISTANT SECRETARIES

     Section 10. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the executive committee, if there is an executive committee, when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President (or Chief Executive Officer), under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary.

     Section 11. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

     Section 12. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     Section 13. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President or Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

     Section 14. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                             CERTIFICATES OF SHARES

     Section 1. The shares of the Corporation shall be represented by a certificate or certificates. The certificates of shares of the Corporation shall be numbered and registered in a share register as they are issued. They shall exhibit the name of the registered holder and the number and class of shares and the series, if any, represented thereby and the par value of each share or a statement that such shares are without par value, as the case may be. If more than one class of shares is authorized, the certificate shall state that the Corporation will furnish to any shareholder, upon request and without charge a full or summary statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, and the variations thereof between the shares of each series, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

     Section 2. Every share certificate shall be signed by the Chief Executive Officer and the Secretary. Where a certificate is signed by a transfer agent or an assistant transfer agent or a registrar, the signature of any such Chief Executive Officer or Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

                               LOST CERTIFICATES

     Section 3. The Board of Directors shall direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed or wrongfully taken, upon the making of an affidavit of that fact by the person claiming the share certificate to be lost, destroyed or wrongfully taken. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, destroyed or wrongfully taken, certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, destroyed or wrongfully taken.

                              TRANSFERS OF SHARES

     Section 4. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                           CLOSING OF TRANSFER BOOKS

     Section 5. The Board of Directors may fix a time, not more than ninety (90) days, prior to the date of any meeting of shareholders or the date fixed for the payment of any dividend or distribution or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting or entitled to receive payment of any such dividend or distribution or to receive any such allotment of rights or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of such period and in such case written or printed notice thereof shall be mailed at least ten (10) days before the closing thereof to each shareholder of record at the address appearing on the records of the Corporation or supplied by him to the Corporation for the purpose of notice.

                            REGISTERED SHAREHOLDERS

     Section 6. The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, and shall not be liable for any registration or transfer of shares which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee of a fiduciary is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                                 DISTRIBUTIONS

     Section 1. Distributions upon the shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property, or in its shares, subject to the provisions of the Articles of Incorporation.

     Section 2. Before payment of any distributions, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                        FINANCIAL REPORT TO SHAREHOLDERS

     Section 3. The directors shall cause to be sent to the shareholders, within 120 days after the close of the fiscal year, a financial statement as of the closing date of the preceding fiscal year. Such financial statement shall include a balance sheet as of the close of such year, together with statements of income and expenses for such year, prepared so as to present fairly the Corporation's financial condition and the results of its operations.

                                     CHECKS

     Section 4. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  FISCAL YEAR

     Section 5. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

     Section 6. The corporate seal shall have inscribed thereon the name of the Corporation and the year and state of its organization. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                   AMENDMENTS

     Unless otherwise provided in the Articles of Incorporation, these By-Laws may be amended by a vote of at least a majority of the members of the Board of Directors at any regular or special meeting duly convened after the notice of that purpose, subject always to the power of shareholders under law and in accordance with the Articles of Incorporation to change such action.

                                   ARTICLE IX

                  LIMITATION ON DIRECTORS' PERSONAL LIABILITY;
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1. A director of the Corporation shall not be personally liable for monetary damages for any action taken or failure to take any action unless the director has breached or failed to perform the duties of his or her office under
Section 8363 of the Pennsylvania Directors' Liability Act and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director (i) for any responsibility or liability of such director pursuant to any criminal statute, or (ii) for any liability of a director for the payment of taxes pursuant to local, state or federal law.

     Section 2. The Corporation shall indemnify to the full extent authorized or permitted by law, any person made, or threatened to be made, a party to or otherwise involved in (as a witness or otherwise) an action, suit or proceeding (whether civil, criminal, administrative or investigative, and whether by or in the right of the Corporation or otherwise) by reason of the fact that the person is or was a director or officer of the Corporation or while a director or officer of the Corporation, either serves or served as a director, officer, trustee, employee or agent of any other related enterprise or in connection with a related employee benefit plan at the request of the Corporation or serves or served as a director, officer, trustee, employee or agent of any other unrelated enterprise at the specific written request of the Corporation against any expenses and liability actually incurred including without limitation judgments and amounts paid or to be paid in settlement of and in actions brought by or in the right of the Corporation. Expenses incurred by such a person in defending a civil or criminal action, suit or proceeding or in enforcing any right under this Article IX shall be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount to the extent it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation or, in the case of a criminal action, the majority of the Board of Directors so determines. The right to indemnification and advancement of expenses conferred in this Section 2 shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any agreement, vote of shareholders or directors or otherwise, the Corporation having the express authority to enter such agreements as the Board of Directors deems appropriate for the indemnification of and advancement of expenses, including the creation of a fund therefor or equivalent guarantee, to present or future directors and officers of the Corporation in connection with their service as director or officer of the Corporation or their service as director, officer, trustee, employee or agent of any other enterprise or in connection with an employee benefit plan at the request of the Corporation. The right to indemnification and the advancement of expenses provided in this Section 2 shall be a contract right, shall continue as to a person who has ceased to serve in the capacities described herein, and shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 3. No amendment, alteration or repeal of this Article IX, nor the adoption of any provision inconsistent with this Article IX, shall adversely affect any limitation on the personal liability of a director or officer, or the rights of a director or officer to indemnification and advancement of expenses, existing at the time of such amendment, modification or repeal, or the adoption of such an inconsistent provision.

                                                                       EXHIBIT C

                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                     SULCUS HOSPITALITY TECHNOLOGIES CORP.

     1.  PURPOSE OF THE PLAN. This Sulcus Hospitality Technologies Corp.
Employee Stock Purchase Plan adopted on this      day of October, 1997, is
intended to encourage eligible employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future. It is the Company's intention that this Employee Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS. When used herein, the following terms shall have the meanings set forth below:

          2.1 "Account" means the funds accumulated with respect to an Employee as a result of deductions from his paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to an Employee's Account shall remain the property of the Employee at all times but may be commingled with the general funds of the Company.

          2.2 "Board" means the Board of Directors of Sulcus Hospitality Technologies Corp.

          2.3 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

             (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

             (b) During any period of two (2) consecutive years (not including any period prior to the date the Plan is adopted by the Board) there shall cease to be a majority of the Board comprised of Continuing Directors; or

             (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

             (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          2.4 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.5 "Committee" means the Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in the Plan.

          2.6 "Company" means Sulcus Hospitality Technologies Corp.

          2.7 "Continuing Directors" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

          2.8 "Eligible Compensation" means the regular compensation (i.e., straight time earnings or draw) earned by an Employee during a payroll period, before deductions or withholdings, but shall exclude, unless the Committee determines otherwise, all other amounts, including, but not limited to, (i) amounts paid as bonuses, for overtime, as the reimbursement of expenses and other additional compensation, (ii) all amounts contributed by the Company or any Subsidiary under any profit-sharing, pension, retirement, group insurance or other employee welfare benefit plan or trust whether now in existence or hereinafter adopted and (iii) any income from stock option exercises or other equity based compensation.

          2.9 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.10 "Employees" means persons employed by the Company or any of its Subsidiaries; provided, however, that no person shall be considered an Employee unless he (i) is customarily employed by the Company or any of its Subsidiaries for more than twenty (20) hours per week and more than five
     (5) months in a calendar year and (ii) has been employed by the Company or any of its Subsidiaries for at least twelve (12) consecutive months as of the Offering Commencement Date of any such offering.

          2.11 "Fair Market Value" means, with respect to the Shares, the closing price of the Shares on the American Stock Exchange or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in The Wall Street Journal or such other source of quotations for, or reports of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date); provided further, however, if no sales have occurred in the over-the-counter market during the three week period preceding the date on which the value is to be determined, Fair Market Value means the average of the mean between the high and low bid and asked prices for the Shares on the over-the-counter market for the three (3) month period ending on the last business day prior to the date on which the value is to be determined; provided, further, however, if the Shares are reported in the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing price shall be substituted above for the mean of the high and the low bid and asked prices.

          2.12 "Offering Commencement Date" means January 1 or July 1, as the case may be, or any other date determined by the Committee, on which a particular offering begins.

          2.13 "Offering Termination Date" means the June 30 or December 31, as the case may be, or any other date determined by the Committee, on which a particular offering terminates.

          2.14 "Option" means the right granted to an Employee to purchase Shares pursuant to an offering made under the Plan and pursuant to such Employee's election to purchase Shares in such offering, at a price, and subject to such limitations and restrictions as the Plan and the Committee may impose.

          2.15 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.16 "Plan" means Sulcus Hospitality Technologies Corp. Employee Stock Purchase Plan.

          2.17 "Purchase Period" means the period commencing on the Offering Commencement Date and ending on the Offering Termination Date during which installment payments for Shares purchased pursuant to Options granted pursuant to an offering made under the Plan shall be made.

          2.18 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.19 "Shares" means shares of the Company's no par value common stock or, if by reason of the adjustment provisions contained herein, any rights under the Plan pertain to any other security, such other security.

          2.20 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.21 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Employee.

     3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time pursuant to offerings made under the Plan, an aggregate of 500,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. The number of Shares reserved under the Plan may be issued pursuant to the exercise of Options granted pursuant to one or more offerings made under the Plan. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

     4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee to administer the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine when offerings will be made under the Plan, the number of Shares available for purchase in any such offering, and the terms and conditions of any such offering; to amend or cancel options (subject to Section 25 of the Plan); to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan, including the designation of individuals responsible for the day-to-day operation of the Plan. All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

     5. OFFERINGS. Unless the Committee, in its discretion, determines otherwise, the Plan will be implemented by up to twenty (20) consecutive six (6) month offerings. The first offering under the Plan shall commence on October , 1997 and terminate on December 31, 1997. Thereafter, offerings shall commence on each subsequent January 1 and July 1 and terminate on the following June 30 and December 31, respectively, of such year until the Plan is terminated or no additional Shares are available for purchase under the Plan.

     6. ELIGIBILITY TO PARTICIPATE IN OFFERINGS. All Employees shall be eligible to participate in the Plan; provided, however, that the Committee may exclude the Employees of any specified Subsidiary from any offering made under the Plan; and provided further, that the Committee may determine that any offering of Shares made under the Plan will not be extended to highly compensated Employees (within the meaning of Section 414(q) of the Code).

     7. PARTICIPATION. An eligible Employee may become a participant in the Plan by completing, signing and filing a subscription agreement ("Subscription Agreement") which shall designate a whole percentage of his Eligible Compensation, not to exceed ten percent (10%), to be withheld during the Purchase Period of any offering in which he participates, and any other necessary papers, including, but not limited to, any forms required to establish a brokerage account at a brokerage firm designated by the Committee in the Employee's name for the purpose of holding any Shares purchased pursuant to the Plan, with such person as the Committee may designate at least ten (10) days prior to the Offering Commencement Date of the first offering in which he wishes to participate. After completing, signing and filing a Subscription Agreement and any other necessary papers in accordance with the preceding sentence, an Employee shall be deemed to have become a participant in the Plan for each subsequent offering until the Employee withdraws from the Plan in accordance with Section 14 hereof, is deemed to have withdrawn from the Plan in accordance with Section 19 hereof, or otherwise gives written notice of his intent to withdraw to such person as the Committee may designate. Except as otherwise provided in Section 14, if an Employee desires to change the percentage of his Eligible Compensation to be withheld and applied to the purchase of Shares, or if an Employee who withdraws from the Plan desires to re-enter the Plan, he must file a new Subscription Agreement in accordance with this Section 7 at least ten
(10) days prior to the Offering Commencement Date of the particular offering to which such change or re-entry is intended to apply. An Employee's re-entry into the Plan cannot become effective before the beginning of the next offering following his withdrawal; provided, however, if an Employee is subject to
Section 16(b) of the Exchange Act, his re-entry into the Plan must comply with the requirements of Rule 16b-3 for all transactions under the Plan to be exempt from Section 16(b) of the Exchange Act. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

     8. GRANT OF OPTIONS. Subject to the limitations set forth in Sections 6 and 9 of the Plan, on the Offering Commencement Date of each offering made under the Plan, each Employee who has previously elected to participate in the Plan shall automatically be granted an Option for as many full Shares as he will be able to purchase with the payroll deductions credited to his Account during the Purchase Period of that offering. In the event the total maximum number of Shares resulting from all elections to purchase under any offering of Shares made under the Plan exceeds the number of Shares offered, the Company reserves the right to reduce the maximum number of Shares which Employees may purchase pursuant to their elections to purchase, to allot the Shares available in such manner as it shall determine (subject to the requirements of Section 423 of the Code), but generally pro rata to subscriptions received, and to grant Options to purchase only for such reduced number of Shares. Notice of any such reduction shall be given to each participating Employee, in a uniform and nondiscriminatory manner determined by the Committee in its sole discretion. In the event an Employee's election to purchase Shares pursuant to an offering made under the Plan is canceled, in whole or in part, pursuant to the provisions of the Plan, a proportionate portion of the Option granted to such Employee shall automatically terminate.

     9. LIMITATIONS OF NUMBER OF SHARES WHICH MAY BE PURCHASED. The following limitations shall apply with respect to the number of Shares which may be purchased by each Employee who elects to participate in an offering made under the Plan:

          (a) No Employee may purchase, or elect to purchase, Shares during any one offering pursuant to the Plan for an aggregate purchase price in excess of ten percent (10%) of his Eligible Compensation during the Purchase Period applicable to such offering.

          (b) No Employee shall be granted an Option to purchase Shares under the Plan if such Employee immediately after such Option is granted, owns stock (within the meaning of Section 424(d) of the Code, and including stock subject to purchase under any outstanding options) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or, if applicable, any Subsidiary or, if applicable, a Parent.

          (c) No Employee shall be granted an Option to purchase Shares which permits his right to purchase stock under the Plan and all other employee stock purchase plans of the Company and, if applicable, a Subsidiary, and, if applicable, a Parent, to accrue (as determined under Section 423(b)(8) of the Code) at a rate which exceeds ($25,000) of fair market value of such stock (determined on the date the Option to purchase is granted) for each calendar year in which such Option is outstanding at any time.

     10. EXERCISE PRICE. Unless the Committee, in its discretion, determines to set a higher per Share exercise price, the per Share exercise price for Shares subject to purchase under Options granted pursuant to an offering made under the Plan shall be an amount equal to the lesser of (a) eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Commencement Date, and (b) eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Termination Date.

     11. METHOD OF PAYMENT. Payment of the exercise price of any Option granted pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment. Each Employee electing to participate in an offering of Shares made under the Plan shall authorize the Company pursuant to
Section 7 of the Plan to withhold a designated amount from his regular weekly, bi-weekly, semimonthly or monthly pay for each payroll period during the Purchase Period, which amount, expressed as a percentage, may not exceed ten percent (10%) of his Eligible Compensation. All such payroll deductions made for an Employee shall be credited to his Account. An Employee may not make any separate cash payments into his Account, nor may payment for Shares be made other than by payroll deduction. No interest shall accrue on the amounts credited to an Employee's Account pursuant to this Section 11.

     12. EXERCISE OF OPTIONS. As of the close of business on the Offering Termination Date of any offering of Shares made under the Plan, each outstanding Option shall automatically be exercised. Subject to the limitations in Sections 6, 8 and 9 of the Plan, upon the exercise of an Option, the aggregate amount of the payroll deductions credited to the Account of each Employee as of that date will automatically be applied to the exercise price for the purchase of that number of Shares, rounded to the nearest whole share, equal to the Account balance divided by the exercise price. A certificate representing the Shares so purchased shall be delivered to the Employee or the Employee's Successor, or, in the Committee's discretion, to a brokerage account established for the benefit of the Employee or the Employee's Successor (which contains such terms and conditions as the Committee may designate), as soon as reasonably practicable after the exercise of the Option. Unless an Employee notifies the Company in writing not to carry over the balance of his Account to the next offering, the Company shall carry over the balance of his Account to the next offering. Upon termination of the Plan, the balance of each Employee's Account shall be returned to him.

     13. RIGHTS AS STOCKHOLDER. An Employee will become a stockholder of the Company with respect to Shares for which payment has been received at the close of business on the Offering Termination Date. An Employee will have no rights as a stockholder with respect to Shares under an election to purchase Shares until he has become a stockholder as provided above.

     14. CANCELLATION OF ELECTION TO PURCHASE. An Employee who has elected to purchase Shares pursuant to any offering made under the Plan may cancel his election in its entirety or may partially cancel his election (as set forth in his Subscription Agreement) by reducing the percentage amount which he has authorized the Company to withhold from his Eligible Compensation for each payroll period during the Purchase Period. Any such full or partial cancellation shall be effective upon the delivery by the Employee of written notice of cancellation to such person as the Committee may designate. Such notice of cancellation must be so delivered before the close of business on the third to last business day of the Purchase Period. If an Employee partially cancels his original election by reducing the amount authorized to be withheld from his pay, he shall continue to make installment payments at the reduced rate for the remainder of the Purchase Period, and for any subsequent offering in which he participates unless he files a new Subscription Agreement in accordance with
Section 7 hereof.

     An Employee's rights upon the full or partial cancellation of his election to purchase Shares shall be limited to the following:

          (a) He may receive in cash, as soon as practicable after delivery of the notice of cancellation, the amount then credited to his Account, except that, in the case of a partial cancellation, he must retain in his Account an amount equal to the amount of his new payroll deduction times the number of payroll periods in the Purchase Period through the date of cancellation, or

          (b) He may have the amount credited to his Account at the time the cancellation becomes effective applied to the purchase of the number of Shares such amount will then purchase. The purchase of Shares will become effective at the close of business on the Offering Termination Date.

        In the case of a full cancellation, the Employee shall be deemed to have withdrawn from the Plan. To re-enter the Plan, the Employee must file a new Subscription Agreement in accordance with Section 7.

     15. LEAVE OF ABSENCE OR LAYOFF. An Employee purchasing Shares under the Plan who is granted a leave of absence (including a military leave) or is laid off during the Purchase Period may at that time elect to suspend payments during the leave of absence, or, in the case of a layoff, he may suspend payments for not more than ninety (90) days (or such other period as determined by the Committee in its sole discretion), but, in either case, not beyond the last day of the Purchase Period. Any such suspension shall be treated as a partial cancellation of his election to purchase Shares.

     If the Employee does not return to active service upon the expiration of his leave of absence or within ninety (90) days (or such other period as determined by the Committee in its sole discretion) from the date of his layoff, his election to purchase shall be deemed to have been canceled at that time, and the Employee's only right will be to receive in cash the amount credited to his Account.

     16. EFFECT OF FAILURE TO MAKE PAYMENTS WHEN DUE. If in any payroll period an Employee who has filed an election to purchase Shares under the Plan has no pay or his pay is insufficient (after other authorized deductions) in any payroll period to permit deduction of his installment payment, the amount of such deficiency shall be treated as a partial cancellation of his election to purchase Shares.

     17. RETIREMENT. If an Employee who retires in a manner entitling him to early, normal or late retirement benefits under the provisions of any retirement plan of the Company or a Subsidiary in which the Employee participates (or if no such plan then exists, at or after age sixty-five (65)) has an election to purchase Shares in effect at the time of his retirement, he may, within three
(3) months after the date of his retirement (but in no event later than the close of business on the third to last business day of the Purchase Period), by delivering written notice to such person as the Committee may designate, elect to:

          (a) Receive in cash, as soon as practicable after delivery of such notice, the amount then credited in his Account, or

          (b) Have the amount credited to his Account at the time of the termination of his employment by reason of retirement applied to the purchase of the number of Shares such Account will then purchase, such purchase to be effective as of the Offering Termination Date.

     If no such notice is given within such period, the election will be deemed canceled as of the date of retirement and the only right of the Employee will be to receive in cash the amount credited to his Account.

     18. DEATH. If an Employee, including a retired Employee, dies and has an election to purchase Shares in effect at the time of his death, the Employee's Successor may, within three (3) months from the date of death (but in no event later than the close of business on the third to last business day of the Purchase Period), by delivering written notice to such person as the Committee may designate, elect to:

          (a) Receive in cash, as soon as practicable after delivery of such notice, the amount then credited in the Employee's Account, or

          (b) Have the amount credited to the Employee's Account at the time of the Employee's death applied to the purchase of the number of Shares such Account will then purchase, such purchase to be effective as of the Offering Termination Date.

     If no such notice is given within such period, the election will be deemed canceled as of the date of death, and the only right of such Successor will be to receive in cash the amount credited to the Employee's Account.

     19. TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT OR DEATH. If an Employee's employment is terminated for any reason other than retirement or death prior to the end of the Purchase Period of any offering, the Employee's rights under the Plan will terminate at such time. A notice to withdraw from the Plan will be considered as having been received from the Employee on the day his employment ceases, and the only right of the Employee will be to receive the cash then credited to his Account.

     20. NONTRANSFERABILITY OF OPTIONS. An Option, or an Employee's right to any amounts held for his Account under the Plan, shall not be transferable, other than (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor or (b) if permitted pursuant to the Code and the Regulations thereunder without affecting the Option's qualification under Section 423 of the Code, pursuant to a qualified domestic relations order.

     21. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

     22. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein, in the case of a Change in Control of the Company, the Board may, in its sole discretion, elect to terminate the Purchase Period of any offering then in effect as of the last day of the month during which the Change in Control occurs, with the effect that such day will be the Offering Termination Date of such offering.

     23. TAXES. The Employee, or his Successor, shall promptly notify the Company of any disposition of Shares acquired pursuant to the exercise of an Option under the Plan and the Company shall have the right to deduct any taxes required by law to be withheld as a result of such disposition from any amounts otherwise payable then or at any time thereafter to the Employee. The Company shall also have the right to require a person entitled to receive Shares pursuant to the exercise of an Option to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to the Shares before the certificate for such Shares is delivered pursuant to the Option.

     24. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

     25. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 423 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

     26. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares to or for the benefit of an Employee pursuant to the exercise of an Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant to the exercise of an Option.

     27. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     28. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Employee.

     29. EFFECTIVENESS OF THE PLAN. The Plan shall become effective on October , 1997. Notwithstanding the foregoing, unless the Plan is approved by the
Company's stockholders either (i) at a meeting duly held in accordance with Pennsylvania law within twelve (12) months after being adopted by the Board, or
(ii) by a written consent in accordance with Pennsylvania law within twelve (12) months after being adopted by the Board, the Plan and all Options made under it shall be void and of no force and effect.

     30. OTHER PROVISIONS. As used in the Plan, and in other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

                                                                       EXHIBIT D

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                         1997 LONG-TERM INCENTIVE PLAN

     1.  PURPOSE OF THE PLAN. This Sulcus Hospitality Technologies Corp. 1997
Long-Term Incentive Plan adopted on this      day of October, 1997, is intended
to enable officers and key employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Award" means an Option, an Option granted in tandem with an SAR, a Performance Plan Award, a Reload Option, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option, an SAR or a Stock Bonus Award.

          2.2 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and which shall set forth the terms and conditions of an Award under the Plan.

          2.3 "Board" means the Board of Directors of Sulcus Hospitality Technologies Corp.

          2.4 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

             (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

             (b) during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Continuing Directors; or

             (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          2.5 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.6 "Committee" means the Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3 and in the Plan.

          2.7 "Company" means Sulcus Hospitality Technologies Corp.

          2.8 "Continuing Directors" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

          2.9 "Employee Stockholder" means an Employee who, at the time an Incentive Stock Option is granted owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (a) the Company; or (b) if applicable, a Subsidiary or a Parent.

          2.10 "Employees" means officers (including officers who are members of the Board) and other key employees of the Company or any of its Subsidiaries.

          2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

          2.12 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.13 "Exercised Option" has the meaning ascribed to it in Section 2.24 hereof.

          2.14 "Fair Market Value" means, with respect to the Shares, the closing price of the Shares on the American Stock Exchange or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in The Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date); provided further, however, if no sales have occurred in the over-the-counter market during the three week period preceding the date on which the value is to be determined, Fair Market Value means the average of the mean between the high and low bid and asked prices for the Shares on the over-the-counter market for the three (3) month period ending on the last business day prior to the date on which the value is to be determined; provided further, however, if the Shares are reported in the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing price shall be substituted above for the mean of the high and the low bid and asked prices.

          2.15 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in Section 422 of the Code.

          2.16 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          2.17 "Option" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

          2.18 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.19 "Performance Goals" has the meaning ascribed to it in Section 11 of the Plan.

          2.20 "Performance Period" has the meaning ascribed to it in Section 11 of the Plan.

          2.21 "Performance Plan Award" means the right to receive Options, Reload Options, Restricted Stock Awards, SARs, Shares, Stock Bonus Awards or units (representing such monetary amount as designated by the Committee and payable in cash or in Shares) pursuant to Section 11 of the Plan, which right is based on, or subject to, in whole or in part, the achievement of certain performance criteria specified by the Committee.

          2.22 "Plan" means the Sulcus Hospitality Technologies Corp. 1997 Long-Term Incentive Plan.

          2.23 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

          2.24 "Reload Option" means, with respect to an Employee who exercises an Option or Reload Option (the "Exercised Option") with Shares, an Incentive Stock Option or Non-Qualified Stock Option to purchase a number of Shares equal to the number of Shares transferred to the Company upon exercise of the Exercised Option, on terms similar to those set forth in the Award Agreement evidencing such Exercised Option, except that the option price per Share shall equal the Fair Market Value of the Shares subject to the Reload Option on the date the Reload Option is granted, and subject to such other terms, limitations and restrictions as the Plan and the Committee may impose. All provisions in the Plan applicable to Options shall also apply to Reload Options.

          2.25 "Restricted Stock Award Agreement" means an Award Agreement executed in connection with a Restricted Stock Award.

          2.26 "Restricted Stock Award" means the right to receive Shares, but subject to forfeiture and/or other restrictions set forth in the related Restricted Stock Award Agreement and the Plan.

          2.27 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.28 "SAR" means a stock appreciation right, which is a right to receive an amount in cash, or Shares, or a combination of cash and Shares, as determined or approved by the Committee, no greater than the excess, if any, of (i) the Fair Market Value of a Share on the date the SAR is exercised, over (ii) the SAR Base Price.

          2.29 "SAR Base Price" means the Fair Market Value of a Share on the date an SAR was granted, or if the SAR was granted in tandem with an Option (whether or not the Option was granted on a different date than the SAR), in the Committee's discretion, the option price of a Share subject to the Option.

          2.30 "Shares" means shares of the Company's no par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

          2.31 "Stock Bonus Award" means the right to receive Shares as provided in Section 10 of the Plan.

          2.32 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.33 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Employee.

          2.34 "Term" means the period during which a particular Award may be exercised.

          2.35 "Window Period" means the period beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 and ending on the twelfth business day following such date.

     3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the issuance, vesting or exercise of Awards to be granted from time to time under the Plan, an aggregate of five hundred thousand (500,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options or SARs, or vesting of Performance Plan Awards, but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option, SAR or Performance Plan Award prior to issuance of the Shares shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued pursuant to a Restricted Stock Award which are subsequently forfeited pursuant to the terms of the related Restricted Stock Award Agreement shall once again be available for issuance in satisfaction of Awards.

     4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested directors as defined in Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Employees to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 23 of the Plan), to accelerate the vesting of Awards; to require the cancellation or surrender of any previously granted awards under this Plan or any other plans of the Company as a condition to the granting of an Award, to interpret the Plan; and to prescribe, amend, and, rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder, including the designation of individuals responsible for the day-to-day operation of the Plan. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

     5. EMPLOYEES TO WHOM AWARDS MAY BE GRANTED. Awards may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Employees as the Committee, in its discretion, shall determine. In determining the Employees to whom Awards shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Awards, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Employees, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. No Award shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an officer or key employee of the Company or any Subsidiary.

     6.  STOCK OPTIONS.

          6.1 Types of Options. Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) a combination of the foregoing or (iv) Reload Options. The Award Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Award Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Employee. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Employee to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

          6.2 Option Price. The option price per Share of any Non-Qualified Stock Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted unless the Committee, in its sole discretion, determines to set the option price at an amount less than or greater than the Fair Market Value of the Shares on such date. The option price per Share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

          Notwithstanding anything herein to the contrary, the option price per Share of any Incentive Stock Option granted to an Employee Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

          6.3 Term of Options. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Award Agreement issued hereunder shall specify the Term of the Option, which shall be determined by the Committee in accordance with its discretionary authority hereunder. No Option in tandem with an SAR shall be exercisable during the first six (6) months following the date of grant of the SAR, except that this limitation shall not apply in the event that it is permissible under Rule 16b-3 to exercise the Option prior to the expiration of the six (6) month period.

          Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an Employee Stockholder, then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

     7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which Incentive Stock Options are first exercisable by such Employee during any calendar year (under all such plans of the Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

     8.  STOCK APPRECIATION RIGHTS.

          8.1 Grant of SAR. The Committee, in its discretion, may grant an Employee an SAR in tandem with an Option or may grant an Employee an SAR on a stand alone basis. The Committee, in its discretion, may grant an SAR in tandem with an Option either at the time the Option is granted or at any time after the Option is granted, but no later than six (6) months and one
     (1) day prior to the end of the Term of the Option, so long as the grant of the SAR is made during the period in which grants of SARs may be made under the Plan. The Committee, in its discretion, may grant an SAR in tandem with an Option which is exercisable either in lieu of, or in addition to, the exercise of the related Option.

          8.2 Limitations on Exercise. Each SAR granted in tandem with an Option shall be exercisable to the extent, and only to the extent, the related Option is exercisable and shall be for such Term as the Committee may determine (which Term, which is not to exceed ten (10) years, may expire prior to the Term of the related Option). Each SAR granted on a stand alone basis shall be exercisable to the extent, and for such Term, as the Committee may determine. No SAR or any related Option shall be exercisable during the first six (6) months following the date of grant of the SAR, except that this limitation will not apply in the event it is permissible under Rule 16b-3 to exercise the SAR prior to the expiration of the six (6) month period. If, and to the extent, an Employee who is subject to Section 16(b) of the Exchange Act is to receive cash in exchange for an SAR, the SAR and any related Option are exercisable only during a Window Period and the right of the Employee to request to be paid in cash may only be made during a Window Period. The SARs shall be subject to such other terms and conditions as the Committee, in its discretion, shall determine, which are not otherwise inconsistent with the Plan. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Employee upon exercise of such SAR shall be payable in cash and what portion, if any, shall be payable in Shares. If, and to the extent, that Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

          8.3 SARs in Tandem with Incentive Stock Options. With respect to SARs granted in tandem with Incentive Stock Options, the following shall apply:

             (a) No SAR shall be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the option price of the related Incentive Stock Option.

             (b) In no event shall any amounts paid pursuant to the SAR exceed the difference between the Fair Market Value of the Shares on the date of exercise and the option price of the related Incentive Stock Option.

          8.4 Surrender of Option or SAR Granted in Tandem. If the Award Agreement related to the grant of an SAR in tandem with an Option provides that the SAR can only be exercised in lieu of the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall be deemed surrendered and shall not thereafter be exercisable. If the Award Agreement related to the grant of an SAR in tandem with an Option provides that the SAR can be exercised in addition to the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall not be deemed surrendered and shall continue to be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall not be deemed surrendered and shall continue to be exercisable.

     9. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. The Committee, in its discretion, may grant an Employee a Restricted Stock Award on a stand alone basis or in tandem with an Option. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

          9.1 Issuance of Shares. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement which shall set forth the number of Shares issuable under the Restricted Stock Award. Subject to the restrictions in Section 9.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement (such as requiring the Employee to pay an amount equal to the aggregate par value of the Shares to be issued thereunder), the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Employee's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter.

          9.2 Rights of Recipient Employees. Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Employee, and a certificate or certificates for such Shares shall be issued in the Employee's name. Subject to the restrictions in Section 9.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Employee shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. In aid of the restrictions in Section 9.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Employee, shall be held by the Company in its control for the account of such Employee (i) until the restrictions in
     Section 9.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan or the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Employee, or (ii) until such Shares are forfeited to the Company and canceled as provided by the Plan or the Restricted Stock Award Agreement.

          9.3 Restrictions. Except as otherwise determined by the Committee in its sole discretion, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to Section 9.4 of the Plan:

             (a) Disposition. The Shares awarded to an Employee and held by the Company pursuant to Section 9.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Employee to the Employee's Successor. Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section
        9.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

             (b) Forfeiture. The Shares awarded to an Employee and held by the Company pursuant to Section 9.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the termination of the Employee's employment with the Company and all Subsidiaries of the Company for any reason other than (i) death,
        (ii) disability, (iii) retirement, (iv) the Employee's attainment of age sixty-five (65), (v) Good Reason (as defined in the related Restricted Stock Award Agreement) if by the Employee, or (vi) other than for Cause (as defined in the related Restricted Stock Award Agreement) if by the Company.

          9.4 Lapse of Restrictions. Except as otherwise determined by the Committee in its sole discretion, the restrictions set forth in Section 9.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse on, and certificates for the Shares held for the account of the Employee in accordance with Section 9.2 of the Plan hereof shall be appropriately distributed to the Employee as soon as reasonably practical after, the earliest of:

             (a) the Employee's death;

             (b) the termination of the Employee's employment by reason of the Employee being "disabled" as defined in Section 22(e)(3) of the Code;

             (c) the Employee's early, normal or late retirement pursuant to the retirement plans of the Company or any of its Subsidiaries;

             (d) the Employee's attainment of age sixty-five (65);

             (e) the termination of the Employee's employment by the Employee for Good Reason (as defined in the related Restricted Stock Award Agreement) or by the Company other than for Cause (as defined in the related Restricted Stock Award Agreement); or

             (f) (i) the first anniversary of the date of grant with respect to one-third (1/3) of the Shares originally awarded,

                (ii) the second anniversary of the date of grant with respect to an additional one-third (1/3) of the Shares originally awarded, and

                (iii) the third anniversary of the date of grant with respect to the balance of the Shares originally awarded.

          9.5 SURRENDER OF OPTIONS OR RESTRICTED STOCK GRANTED IN TANDEM. If the Restricted Stock Award Agreement related to the grant of a Restricted Stock Award in tandem with an Option provides that the Option can only be exercised in lieu of the scheduled vesting of the Restricted Stock Award, then, upon vesting of the Shares subject to the Restricted Stock Award, the related Option or portion thereof with respect to which such Restricted Stock Award becomes vested shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the Option, the Shares subject to the related Restricted Stock Award or portion thereof with respect to which such Option is exercised shall be deemed forfeited to the Company and shall be canceled as provided by the Plan or the Restricted Stock Award Agreement.

     10. STOCK BONUS AWARDS. Stock Bonus Awards may be granted under the Plan with respect to Shares, and shall be granted, subject to the provisions of the Plan, upon such terms and conditions as the Committee may determine in its discretion. The Committee, in its discretion, may require the Employees to whom Stock Bonus Awards are granted to pay the Company an amount equal to the aggregate par value of the Shares to be issued to such Employees. Subject to the Employee delivering in cash or by check the amounts, if any, required to be paid pursuant to this Section 10 or pursuant to Section 21 of the Plan (relating to taxes), a certificate or certificates for such Shares shall be issued in the Employee's name as soon as reasonably practicable following the date of grant, or if such payments are required, following the date of such payments. The Company shall deliver such certificate or certificates to the Employee and the Employee shall thereupon be a stockholder with respect to all Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares.

     11.  PERFORMANCE PLAN AWARDS.

          (a) Performance Plan Awards. Performance Plan Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Plan Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, including the terms of the Plan applicable to any underlying type of Award that is the subject of a Performance Plan Award (i.e., an Option, an Option granted in tandem with an SAR, a Reload Option, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option, an SAR or a Stock Bonus Award, as the case may be), the Committee shall determine the number of Performance Plan Awards to be granted to an Employee, the terms and conditions applicable to any particular Performance Plan Award made to an Employee and, in the case of a Performance Plan Award of units, the monetary amount represented by each such unit.

          (b) Performance Goals and Performance Periods. A Performance Plan Award shall provide that in order for an Employee to vest, in whole or in part, in such Performance Plan Award the Company and/or the Employee must achieve certain individual and/or aggregate performance criteria ("Performance Goals") over a designated performance period ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole discretion. The Committee may also establish a schedule or schedules for any such Performance Period setting forth the portion of the Performance Plan Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as cumulative or non-cumulative return on equity, earnings growth, revenue growth or such other individual and/or aggregate measure or measures of performance in such manner as it deems appropriate. During the Performance Period, the Committee, except as provided otherwise in the Award Agreement evidencing the Performance Plan Award, shall have the authority to adjust upward or downward the Performance Goals in such manner as it deems appropriate.

          (c) Payment of Units. An Employee who has been granted a Performance Plan Award of units shall be entitled to receive a payment with respect to such units in an amount equal to the number of units earned at the conclusion of the respective Performance Period times the dollar value of each unit. Payment in settlement of such unit shall be made in cash, in Shares, or in any combination thereof, as the Committee in its sole discretion shall determine, and shall be made as soon as practicable following the conclusion of the respective Performance Period and the calculation of the dollar value of such units.

     12. CASH PAYMENTS FOR TAXES. The Committee may, in its sole discretion, provide in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the aggregate of the amount of federal, state and local income taxes which such Employee would be required to pay to each such taxing authority attributable to the realization of taxable income, if any, as a result of the receipt of Shares pursuant to any Award (other than an Incentive Stock Option) granted under the Plan. The Committee may, in its discretion, require the Employee to make an election to be taxed immediately under Section 83(b) of the Code as a condition to receiving such payment. In computing the amount of such payment, it shall be assumed that every Employee granted an Award under the Plan is subject to tax by each taxing authority at the highest marginal tax rate in the respective taxing jurisdiction of such Employee (provided that the highest marginal tax rate for federal income tax purposes shall be determined under Section 1 of the Code), taking into account the city and state in which such Employee resides, but giving effect to the tax benefit, if any, which such Employee may enjoy to the extent that any such tax is deductible in determining the tax liability of any other taxing jurisdiction (disregarding the effects of Code Section 68 in determining deductibility for federal income tax purposes). Likewise, the Committee may, in its sole discretion, provide in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the amount of excise taxes (i.e., an "excise tax gross-up payment") which such Employee would be required to pay pursuant to Section 4999 of the Code as a result of all or any part of such Employee's Award being treated as an "excess parachute payment" within the meaning of Section 280G(b) of the Code. In addition to the foregoing, the Committee may, in its discretion, increase each cash payment due to an Employee hereunder, such that each Employee who receives Shares and/or an excise tax gross-up payment pursuant to any Award granted under this Plan shall receive such Shares and/or excise tax gross-up payment net of all income and/or excise taxes imposed on such Employee on account of the receipt of such Shares and/or excise tax gross-up payment.

     13. DATE OF GRANT. The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award.

     14.  EXERCISE OF RIGHTS UNDER OPTIONS OR SARS.

          14.1 Notice of Exercise. An Employee entitled to exercise an Option or SAR shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the time of grant), in Shares valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. An Employee exercising an SAR or an Option granted in tandem with an SAR may, if the terms and conditions of the Award so provide, state in the notice of exercise what percentage of the SAR the Employee desires to be paid in cash or Shares, in which event the Committee may honor the request so made or satisfy the SAR in cash or Shares or some combination of each, as the Committee may determine in its sole discretion. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Committee may designate.

          14.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby an Employee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Employee wishing to utilize the cashless exercise program.

     15. AWARD TERMS AND CONDITIONS. Each Award or each agreement setting forth an Award shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee. For example, an Award Agreement evidencing an Option may provide for the automatic grant of a Reload Option to an Employee who exercises an Option with Shares.

     16. RIGHTS OF AWARD HOLDER. The holder of an Award shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under the Award, except that (a) an Award holder's rights with respect to a Restricted Stock Award shall be as prescribed in Section 9.2 and (b) stockholder rights with respect to any other Award shall arise at the time and to the extent that one or more certificates for such Shares shall be delivered to the holder upon the due exercise or grant of the Award.

     17. NONTRANSFERABILITY OF AWARDS. An Award shall not be transferable other than: (a) by will or the laws of descent and distribution, and an Award subject to exercise may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code Section 422 as an Incentive Stock Option.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option or SAR, in cash or in shares, in an amount equal to the difference between the price at which such Option or SAR may be exercised and the then current fair market value of the Shares subject to such Option or SAR as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Award.

     19. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan or any Award Agreement, in the case of a Change in Control of the Company, the Committee may, in its discretion, taking into account the purposes of this Plan, determine, on a case by case basis, that each Award granted under the Plan shall, subject to the following provisions, terminate ninety (90) days after the occurrence of such Change in Control but, in the event of any such termination:

          (a) An Option or SAR holder (not including the holder of an Option in tandem with a Restricted Stock Award) shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option or SAR in effect on the date of exercise, (i) to immediately exercise any Options not in tandem with SARs or Restricted Stock Awards in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised, and (ii) to exercise at any time after the sixth (6th) month anniversary of the date of the grant of the respective SAR (but subject to the restrictions of Rule 16b-3), any SARs or Options in tandem with SARs in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised, provided, however, that no SAR or Option in tandem with an SAR shall terminate prior to the end of the first Window Period following the occurrence of such Change in Control;

          (b) All restrictions on Restricted Stock Awards shall immediately lapse, certificates for the affected Shares shall be appropriately distributed and any Options in tandem with Restricted Stock Awards will be deemed to have been surrendered; and

          (c) All vesting limitations with respect to Performance Plan Awards shall be deemed satisfied and any Option, Reload Option, Restricted Stock Award, SAR, Share or Stock Bonus Award issuable thereunder shall, subject to (a) and (b) above, be appropriately issued, and any cash payment required to be made with respect to a unit shall be appropriately made.

     20. FORMS OF AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the stockholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder only by action taken by the Committee in granting an Award. Whenever the Committee shall designate an Employee for the receipt of an Award, the Company's Secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Employee, in such form as the Committee shall approve, stating the number of Shares subject to the Award, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Award Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Employee to whom such Award is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or receipt of any Award.

     21.  TAXES.

          21.1 Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the receipt, vesting or exercise of an Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Employee. The Company shall also have the right to deduct from any cash payment payable to a person pursuant to an Award the amount of any taxes which the Company is required by law to withhold with respect to such cash payment. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee.

          21.2 Employee Election to Withhold Shares. Subject to Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), an Employee may elect to satisfy the tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if an Employee is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

     22. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan. Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

     23. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Award theretofore granted under the Plan.

     24. DELIVERY OF SHARES ON EXERCISE OR GRANT. Delivery of certificates for Shares pursuant to the grant or exercise of an Award may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Award or the delivery of any Shares pursuant to an Award.

     25. FEES AND COSTS. The Company shall pay all original issue taxes on the issuance or exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     26. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares either (i) represented at a meeting duly held in accordance with Pennsylvania law within twelve (12) months after being approved by the Board, or
(ii) obtained by a written consent in accordance with Pennsylvania law within twelve (12) months after being approved by the Board, the Plan and all Awards made under it shall be void and of no force and effect. In aid of this provision, any Award granted prior to the approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

     27. OTHER PROVISIONS. As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

     28. PENNSYLVANIA LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

                                                                       EXHIBIT E

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
                          1997 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

     1.  PURPOSE OF THE PLAN. This Sulcus Hospitality Technologies Corp. 1997
Non-Employee Directors' Stock Option Plan adopted on this      day of October,
1997, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Affiliate" means an "affiliate" within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as in effect on the date the Plan is adopted by the Board).

          2.2 "Associate" means an "associate" within the meaning of Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as in effect on the date the Plan is adopted by the Board).

          2.3 "Beneficial Owner" means with respect to any Person, and a Person shall be deemed to "beneficially own" and be the beneficial owner of, any securities (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to (ii)(B) above) or disposing of any securities of the Company. Notwithstanding anything in this definition of beneficial ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          2.4 "Board" means the Board of Directors of Sulcus Hospitality Technologies Corp.

          2.5 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

             (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

             (b) During any period of two (2) consecutive years (not including any period prior to the date the Plan is adopted by the Board) there shall cease to be a majority of the Board comprised of Continuing Directors; or

             (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

          2.8 "Company" means Sulcus Hospitality Technologies Corp.

          2.9 "Continuing Directors" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

          2.10 "Directors" means directors who serve on the Board and who are not officers or key employees of the Company or any of its 50% or more direct or indirect subsidiaries.

          2.11 "Effective Date" means October   , 1997.

          2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

          2.13 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

          2.14 "Exempt Person" means the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, any entity holding Shares for or pursuant to the terms of any such plan, any director of the Company holding office as of the close of business on the Effective Date who are also officers of the Company on such date, any immediate family member of or Person controlled by any such director.

          2.15 "Fair Market Value" means, with respect to the Shares, the closing price of the Shares on the American Stock Exchange or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in The Wall Street Journal or such other source of quotations for, or reports of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date); provided further, however, if no sales have occurred in the over-the-counter market during the three week period preceding the date on which the value is to be determined, Fair Market Value means the average of the mean between the high and low bid and asked prices for the Shares on the over-the-counter market for the three (3) month period ending on the last business day prior to the date on which the value is to be determined; provided, further, however, if the Shares are reported in the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing price shall be substituted above for the mean of the high and the low bid and asked prices.

          2.16 "Initial Grant Date" means the first business day following the date a Director joins the Board, but only if the Director was not a Director on the Effective Date.

          2.17 "Option" means the right to purchase the number of Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

          2.18 "Option Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

          2.19 "Person" means any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          2.20 "Plan" means the Sulcus Hospitality Technologies Corp. 1997 Non-Employee Directors' Stock Option Plan.

          2.21 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time.

          2.22 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

          2.23 "Shares" means shares of the Company's no par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

          2.24 "Successor" means the legal representative of the estate of a deceased Director or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director.

          2.25 "Term" means the period during which a particular Option may be exercised.

     3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of five hundred thousand (500,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

     4. ADMINISTRATION OF THE PLAN. The Board shall select the Committee, which shall consist of not less than two (2) disinterested directors as defined in Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

     5.  GRANT OF OPTIONS.

          5.1 Existing Directors. Each Director who is a Director on the Effective Date shall be granted an Option on such date to purchase
               Shares without further action by the Board or the Committee. On the second anniversary date of the Effective Date, each such Director who is still a Director on such anniversary date shall be granted an additional
     Option to purchase           Shares without further action by the Board or
     the Committee.

          5.2 Future Directors. Each Director who joins the Board after the Effective Date shall be granted an Option on the Initial Grant Date to
     purchase           Shares without further action by the Board or the
     Committee. On the second anniversary of the Initial Grant Date, if the Director is still a Director on such anniversary date, such Director shall
     be granted an additional Option to purchase           Shares without
     further action by the Board or the Committee.

          5.3 Limitations. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining Shares available under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares.

     6.  BASIC STOCK OPTION PROVISIONS.

          6.1 Option Price. The option price per share of any Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

          6.2 Terms of Options.

             (a) Options granted hereunder shall be exercisable for a Term of ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided, and

             (b) Except as otherwise provided in the Plan, prior to its expiration or termination, any Option granted hereunder may be exercised within the following time limitations:

                (i) After one (1) year from the date of grant, it may be exercised as to not more than one-third (1/3) of the Shares originally subject to the Option.

                (ii) After two (2) years from the date of grant, it may be exercised as to not more than an aggregate of two-thirds (2/3) of the Shares originally subject to the Option.

                (iii) After three (3) years from the date of grant, it may be exercised as to any part or all of the Shares originally subject to the Option.

          6.3 Termination of Directorship. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then
     (a) an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the termination of his directorship) at any time within the later of (i) three (3) months after he ceases to be a member of the Board, and (ii) nine (9) months after the most recent grant of an Option to the Director pursuant to the Plan, but not beyond the Term of the Option, and (b) the portion of any Option that has not vested as of the date the Director ceases to be a member of the Board shall automatically terminate.

          6.4 Death or Disability of Director. If a Director dies or becomes disabled while he is a member of the Board, an Option may be exercised in full, by his Successor in the event of death, or by him or his personal representative, as the case may be, in the event of disability, at any time within twelve (12) months after he ceases to be a member of the Board on account of such death or disability, but not beyond the Term of the Option; provided, however, in the event of disability, the Option may not be exercised prior to the six month anniversary of the date the Option was granted. If a Director, following the termination of his directorship, shall die within the later of (i) three (3) months after the date he ceases to be a member of the Board, and (ii) nine (9) months after the most recent grant of an Option to the Director pursuant to the Plan, an Option may be exercised (to the extent the Director shall have been entitled to do so at the time of his death), by his Successor, at any time within twelve (12) months after his death, but not beyond the Term of the Option.

     7.  EXERCISE OF RIGHTS UNDER AWARDS.

          7.1 Notice of Exercise. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made in cash or by certificates of Shares held for more than six (6) months, duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Committee may designate. No fractional Shares shall be issued.

          7.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company elects to establish a cashless exercise program, a Director may utilize such program but only in accordance with such administrative procedures and policies as the Company deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

     8. RIGHTS OF OPTION HOLDER. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and the payment in full of the purchase price therefor.

     9. NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

     11. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein or in any Option Agreement, in the case of a Change in Control of the Company, each Option granted under the Plan shall terminate on the later of (i) ninety (90) days after the occurrence of such Change in Control, and (ii) seven (7) months following the date of grant of each such Option, and an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on exercise of an Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

     12. FORMS OF OPTIONS. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Secretary of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

     13. TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option.

     14. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan is adopted by the Board, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

     15. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Rule 16b-3 would be required. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code, ERISA or Rule 16b-3. Notwithstanding any discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

     16. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to an Option exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

     17. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     18.  EFFECTIVENESS OF THE PLAN. The Plan was approved by the Board on
October   , 1997, and shall become effective on the Effective Date.

     19. OTHER PROVISIONS. As used in the Plan, and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

     20. PENNSYLVANIA LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

                     SULCUS HOSPITALITY TECHNOLOGIES CORP.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 14, 1997

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
R                     SULCUS HOSPITALITY TECHNOLOGIES CORP.
O                              41 NORTH MAIN STREET
X                         GREENSBURG, PENNSYLVANIA 15601
Y

          The undersigned hereby appoints Leon D. Harris, Robert D. Gries and John W. Ryba, and each or any of them, as proxy or proxies of the undersigned, with full power of substitution and resubstitution, to represent the undersigned and to vote all of the shares of the Common Stock of Sulcus Hospitality Technologies Corp. ("Sulcus"), which the undersigned is entitled in any capacity to vote if personally present at the Annual Meeting of Shareholders of Sulcus to be held at the Sheraton Hotel Station Square, 7 Station Square Drive, Pittsburgh, Pennsylvania on November 14, 1997, at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, with respect to all matters set forth in the Proxy
     Statement dated October   , 1997, and all supplements and amendments
     thereto and, in their discretion, upon all matters incidental to the conduct of the Annual Meeting and all matters presented at the meeting but which are not known to the Board of Directors at the time of solicitation of this proxy. The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

          Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy and at the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting of Shareholders. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN ACCORDANCE WITH THE JUDGMENT OF MANAGEMENT AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement (with
     all enclosures and attachments) dated October   , 1997, relating to the
     Annual Meeting. Please mark, sign, date and return this proxy in the enclosed postage prepaid envelope as soon as possible, even if you plan to attend the Annual Meeting.

             (Continued, and to be signed and dated, on other side)

A [X]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS:
                                                   ---

                           FOR                    WITHHOLD AUTHORITY
                       all nominees            to vote for all nominees
                     listed at right.              listed at right.
1.   PROPOSAL TO
     ELECT NOMINEES        [  ]                          [  ]
     SET FORTH TO
     THE BOARD OF
     DIRECTORS:

                                             NOMINEES:     DAVID H. ADLER
                                                           DAVID W. BERKUS
                                                           ROBERT D. GRIES
                                                           LEON D. HARRIS

                                                           ---------------
                                                           ---------------
                                                           ---------------


     (Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

     --------------------------------------------------------------------

                                                                                      FOR      AGAINST     ABSTAIN

2.   PROPOSAL TO APPROVE CERTAIN AMENDMENTS TO THE ARTICLES OF INCORPORATION          [  ]       [  ]       [  ]
     AND THE BY-LAWS TO CLASSIFY THE BOARD OF DIRECTORS.

3.   PROPOSAL TO ADOPT CERTAIN AMENDMENTS TO THE ARTICLES OF INCORPORATION.           [  ]       [  ]       [  ]

4.   PROPOSAL TO ADOPT AND APPROVE AMENDED AND RESTATED BY-LAWS.                      [  ]       [  ]       [  ]

5.   PROPOSAL TO APPROVE THE 1997 EMPLOYEE STOCK PURCHASE PLAN.                       [  ]       [  ]       [  ]

6.   PROPOSAL TO APPROVE THE 1997 LONG-TERM INCENTIVE PLAN.                           [  ]       [  ]       [  ]

7.   PROPOSAL TO APPROVE THE 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.          [  ]       [  ]       [  ]

8.   PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY AS               [  ]       [  ]       [  ]
     INDEPENDENT AUDITORS.

        I PLAN TO ATTEND MEETING.                       [  ]


Signature(s)_______________________________________   Dated: _____________,1997

NOTE: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Attorneys, administrators, trustees, guardians and others signing in a representative capacity should indicate this capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.